UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Value Fund

November 30, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 15, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the annual reporting period ended November 30, 2012.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 5 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International (“MSCI”) World Index (net), for the six- and 12-month periods ended November 30, 2012.

During the 12-month period, the Fund rose in absolute terms, but underperformed its benchmark, before sales charges. Security selection drove the underperformance, particularly in the technology and consumer cyclicals sectors. Sector selection was neutral.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

An overweight in the finance sector was positive, although this was offset by a negative overweight in the energy sector. The Fund employed several forms of derivatives during the period: futures, for investment purposes, boosted relative performance; forwards, for hedging and investment purposes, detracted; for hedging purposes, purchased and written options detracted from and added to relative performance, respectively.

During the six-month period, the Fund rose in absolute terms, but underperformed its benchmark, before sales charges. Security selection drove the deficit, particularly in the technology and consumer cyclicals sectors. Sector selection was positive, which helped to offset some of these losses. Overweights in the finance and capital equipment sectors were beneficial to returns. The Fund employed two forms of derivatives during the period: futures, for investment purposes, and forwards, for hedging and investment purposes, which contributed to relative performance.

Market Review and Investment Strategy

The large upward move in equity markets during the 12-month period ended November 30, 2012 masked wide swings in market sentiment and share prices, as investors continued to weigh conflicting evidence about the sustainability of the economic recovery and progress toward a resolution of the European debt crisis. The period started on a positive note, as data released in the closing months of 2011 boosted investors’ confidence that the U.S. economy was gaining momentum. The market rebound continued into the first three months of 2012, before ending in April on renewed worries about the resiliency of the U.S. recovery and familiar concerns about the escalating euro crisis. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the European Central Bank, boosted market sentiment and led to another rally that extended into the end of November, despite concerns that political dysfunction in the U.S. would bring about a self-imposed fiscal crisis that would threaten to derail growth in the world’s biggest economy.

The down cycle for value stocks has been present since 2009—and the extensive headwinds for value have been in place since late 2007, except for a brief respite in 2009. Outperformance streaks, on the other hand, have averaged four years. Despite the headwinds, the Fund is focused on attractively valued opportunities, which in the view of the Global Value Investment Team (the “Team”) are widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets whose stocks are trading at deep valuation discounts.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Markets Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund
Class A	10.93%	5.36%

Class B*	10.55%	4.58%

Class C	10.50%	4.58%

Advisor Class**	11.14%	5.72%

Class R**	10.79%	4.97%

Class K**	11.02%	5.39%

Class I**	11.19%	5.82%

MSCI World Index (net)	12.81%	13.62%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/02 TO 11/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 11/30/02 to 11/30/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.36%	0.93%
5 Years	-9.56%	-10.34%
10 Years	3.50%	3.06%

Class B Shares
1 Year	4.58%	0.58%
5 Years	-10.27%	-10.27%
10 Years(a)	2.87%	2.87%

Class C Shares
1 Year	4.58%	3.58%
5 Years	-10.21%	-10.21%
10 Years	2.76%	2.76%

Advisor Class Shares†
1 Year	5.72%	5.72%
5 Years	-9.28%	-9.28%
10 Years	3.81%	3.81%

Class R Shares†
1 Year	4.97%	4.97%
5 Years	-9.79%	-9.79%
Since Inception*	-1.88%	-1.88%

Class K Shares†
1 Year	5.39%	5.39%
5 Years	-9.54%	-9.54%
Since Inception*	-1.63%	-1.63%

Class I Shares†
1 Year	5.82%	5.82%
5 Years	-9.17%	-9.17%
Since Inception*	-1.25%	-1.25%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.62%, 2.42%, 2.35%, 1.32%, 1.94%, 1.67% and 1.25% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	7.93%
5 Years	-9.03%
10 Years	3.86%

Class B Shares
1 Year	7.76%
5 Years	-8.98%
10 Years(a)	3.69%

Class C Shares
1 Year	10.82%
5 Years	-8.92%
10 Years	3.56%

Advisor Class Shares†
1 Year	13.07%
5 Years	-7.96%
10 Years	4.62%

Class R Shares†
1 Year	12.41%
5 Years	-8.47%
Since Inception*	-1.23%

Class K Shares†
1 Year	12.76%
5 Years	-8.22%
Since Inception*	-0.99%

Class I Shares†
1 Year	13.15%
5 Years	-7.86%
Since Inception*	-0.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

*	Inception date: 3/1/05.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,109.30	$12.66	2.40%
Hypothetical**	$1,000	$1,013.00	$12.08	2.40%
Class B
Actual	$1,000	$1,105.50	$16.90	3.21%
Hypothetical**	$1,000	$1,008.95	$16.12	3.21%
Class C
Actual	$1,000	$1,105.00	$16.52	3.14%
Hypothetical**	$1,000	$1,009.30	$15.77	3.14%
Advisor Class
Actual	$1,000	$1,111.40	$11.14	2.11%
Hypothetical**	$1,000	$1,014.45	$10.63	2.11%
Class R
Actual	$1,000	$1,107.90	$14.28	2.71%
Hypothetical**	$1,000	$1,011.45	$13.63	2.71%
Class K
Actual	$1,000	$1,110.20	$12.77	2.42%
Hypothetical**	$1,000	$1,012.90	$12.18	2.42%
Class I
Actual	$1,000	$1,111.90	$9.77	1.85%
Hypothetical**	$1,000	$1,015.75	$9.32	1.85%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $40.9

*	All data are as of November 30, 2012. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Australia, Norway, Poland, Portugal, South Africa and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
BP PLC	$1,420,115	3.5%
Pfizer, Inc.	1,016,062	2.5
AstraZeneca PLC	982,738	2.4
Hewlett-Packard Co.	714,580	1.7
MGM Resorts International	708,673	1.7
WellPoint, Inc.	702,104	1.7
ING Groep NV	680,590	1.7
Lorillard, Inc.	640,936	1.6
Citigroup, Inc.	629,865	1.5
Kroger Co. (The)	624,617	1.5
	$8,120,280	19.8%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 104.3%
Consumer Discretionary – 19.5%
Auto Components – 3.0%
Cie Generale des Etablissements Michelin – Class B	3,790	$353,229
Lear Corp.	9,320	407,004
TRW Automotive Holdings Corp.(a)	4,342	219,879
Valeo SA	5,160	244,957

		1,225,069

Automobiles – 4.1%
Ford Motor Co.	34,584	395,987
General Motors Co.(a)	10,340	267,599
Honda Motor Co., Ltd.	10,500	349,979
Mazda Motor Corp.(a)	125,000	198,095
Volkswagen AG (Preference Shares)	2,110	457,411

		1,669,071

Hotels, Restaurants & Leisure – 1.7%
MGM Resorts International(a)	69,820	708,673

Media – 7.2%
Comcast Corp. – Class A	12,600	468,468
DIRECTV(a)	8,370	415,989
Gannett Co., Inc.	10,770	192,783
McGraw-Hill Cos., Inc. (The)	5,840	310,163
Time Warner Cable, Inc. – Class A	6,510	617,734
Viacom, Inc. – Class B	11,867	612,456
Virgin Media, Inc.(b)	9,730	342,204

		2,959,797

Multiline Retail – 0.8%
Macy’s, Inc.	7,800	301,860

Specialty Retail – 2.7%
GameStop Corp. – Class A(b)	9,710	254,887
Mr. Price Group Ltd.	14,000	209,278
TJX Cos., Inc.	8,800	390,192
Yamada Denki Co., Ltd.(b)	7,350	260,179

		1,114,536

		7,979,006

Financials – 18.7%
Capital Markets – 2.4%
Credit Suisse Group AG(a)	21,390	506,765
Deutsche Bank AG (REG)	2,480	109,391
State Street Corp.	8,370	371,963

		988,119

Commercial Banks – 7.1%
Banco do Brasil SA	27,700	284,026
CIT Group, Inc.(a)	11,992	444,304
KB Financial Group, Inc.	9,080	299,403
Mitsubishi UFJ Financial Group, Inc.	77,700	357,373
Societe Generale SA(a)	15,407	558,509

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Sumitomo Mitsui Financial Group, Inc.	11,500	$372,260
Wells Fargo & Co.	18,400	607,384

		2,923,259

Diversified Financial Services – 5.4%
Citigroup, Inc.	18,220	629,865
ING Groep NV(a)	75,320	680,590
JPMorgan Chase & Co.	14,860	610,449
ORIX Corp.	3,000	302,288

		2,223,192

Insurance – 2.6%
Aegon NV	58,470	336,255
Fidelity National Financial, Inc. – Class A	14,740	356,856
PartnerRe Ltd.	4,230	350,582

		1,043,693

Real Estate Investment Trusts (REITs) – 0.8%
Stockland	91,640	324,331

Real Estate Management & Development – 0.4%
Evergrande Real Estate Group Ltd.(b)	329,000	164,194

		7,666,788

Health Care – 12.4%
Biotechnology – 1.7%
Actelion Ltd.(a)	6,330	313,749
Gilead Sciences, Inc.(a)	1,405	105,375
Vertex Pharmaceuticals, Inc.(a)	7,130	283,703

		702,827

Health Care Equipment & Supplies – 0.6%
Medtronic, Inc.	6,170	259,819

Health Care Providers & Services – 2.2%
Health Net, Inc.(a)	7,776	183,125
WellPoint, Inc.	12,560	702,104

		885,229

Pharmaceuticals – 7.9%
AstraZeneca PLC	20,690	982,738
Johnson & Johnson	8,390	585,035
Novartis AG	4,390	272,036
Pfizer, Inc.	40,610	1,016,062
Roche Holding AG	1,930	380,201

		3,236,072

		5,083,947

Energy – 12.4%
Energy Equipment & Services – 2.6%
Helmerich & Payne, Inc.	7,440	388,368
Seadrill Ltd.	8,640	332,005

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Transocean Ltd.	7,310	$337,722

		1,058,095

Oil, Gas & Consumable Fuels – 9.8%
BP PLC	204,560	1,420,115
China Petroleum & Chemical Corp. — Class H	206,000	217,922
Cimarex Energy Co.	5,690	342,083
ENI SpA	18,470	438,004
Gazprom OAO (Sponsored ADR)	46,900	417,410
JX Holdings, Inc.	39,200	209,936
LUKOIL OAO (London) (Sponsored ADR)	3,330	209,557
Marathon Oil Corp.	13,130	405,060
Petroleo Brasileiro SA (Sponsored ADR)	19,800	347,490

		4,007,577

		5,065,672

Information Technology – 12.4%
Communications Equipment – 1.9%
Cisco Systems, Inc.	26,500	501,115
Harris Corp.	6,160	290,321

		791,436

Computers & Peripherals – 2.7%
Fujitsu Ltd.	61,000	231,895
Hewlett-Packard Co.	55,010	714,580
Wistron Corp.	132,300	145,287

		1,091,762

Electronic Equipment, Instruments & Components – 2.5%
Arrow Electronics, Inc.(a)	4,220	157,237
Corning, Inc.	30,190	369,224
Hon Hai Precision Industry Co., Ltd.	43,000	138,069
LG Display Co., Ltd.(a)	10,820	345,546

		1,010,076

IT Services – 0.9%
Amdocs Ltd.	10,980	367,391

Semiconductors & Semiconductor Equipment – 3.1%
Applied Materials, Inc.	43,190	463,429
Lam Research Corp.(a)	9,420	330,830
Micron Technology, Inc.(a)	55,400	331,292
Sumco Corp.(a)	19,000	133,633

		1,259,184

Software – 1.3%
Microsoft Corp.	14,530	386,788
Nintendo Co., Ltd.	1,300	156,226

		543,014

		5,062,863

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 10.0%
Beverages – 0.8%
Constellation Brands, Inc. – Class A(a)	9,330	$334,761

Food & Staples Retailing – 2.3%
Koninklijke Ahold NV	25,480	323,239
Kroger Co. (The)	23,804	624,617

		947,856

Food Products – 2.1%
Bunge Ltd.	4,490	328,488
Tyson Foods, Inc. – Class A	26,256	503,328

		831,816

Tobacco – 4.8%
Altria Group, Inc.	13,840	467,930
Imperial Tobacco Group PLC	9,350	374,169
Japan Tobacco, Inc.	16,500	494,745
Lorillard, Inc.	5,290	640,936

		1,977,780

		4,092,213

Industrials – 7.4%
Aerospace & Defense – 3.2%
European Aeronautic Defence and Space Co. NV	13,780	464,529
General Dynamics Corp.	7,450	495,425
Safran SA	8,820	361,618

		1,321,572

Airlines – 0.6%
Delta Air Lines, Inc.(a)	24,912	249,120

Building Products – 0.5%
Fortune Brands Home & Security, Inc.(a)	6,880	206,331

Electrical Equipment – 0.6%
Sumitomo Electric Industries Ltd.	20,800	225,618

Machinery – 2.5%
Cummins, Inc.	1,970	193,375
Flowserve Corp.	2,570	356,073
Kennametal, Inc.	4,800	182,976
Timken Co.	6,430	289,672

		1,022,096

		3,024,737

Materials – 6.2%
Chemicals – 2.3%
Koninklijke DSM NV	7,028	405,154
LyondellBasell Industries NV	8,720	433,646
OCI Co., Ltd.	680	94,857

		933,657

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 3.9%
Anglo American PLC	11,660	$323,834
Goldcorp, Inc.	5,520	215,110
KGHM Polska Miedz SA	2,840	161,148
Kinross Gold Corp.	18,710	189,483
Rio Tinto PLC	8,390	416,618
Vale SA (Sponsored ADR) (Local Preference Shares)	18,630	318,387

		1,624,580

		2,558,237

Telecommunication Services – 2.7%
Diversified Telecommunication Services – 1.4%
Nippon Telegraph & Telephone Corp.	13,000	584,800

Wireless Telecommunication Services – 1.3%
Vodafone Group PLC	198,972	513,275

		1,098,075

Utilities – 2.6%
Electric Utilities – 1.1%
Edison International	3,560	161,909
EDP - Energias de Portugal SA	114,020	288,507

		450,416

Multi-Utilities – 1.5%
E.ON SE	15,130	272,839
National Grid PLC(b)	30,200	341,361

		614,200

		1,064,616

Total Common Stocks (cost $41,976,484)		42,696,154

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $137,083)	137,083	137,083

Total Investments Before Security Lending Collateral for Securities Loaned – 104.6% (cost $42,113,567)		42,833,237

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.8%
Investment Companies – 2.8%
AllianceBernstein Exchange Reserves – Class I, 0.13%(c) (cost $1,154,588)	1,154,588	1,154,588

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	U.S. $ Value

Total Investments – 107.4% (cost $43,268,155)	$43,987,825
Other assets less liabilities – (7.4)%	(3,048,841)

Net Assets – 100.0%	$40,938,984

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	8	December 2012	$265,222	$268,330	$3,108

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	CHF	840	USD	889	2/15/13	$(18,034)
Credit Suisse London Branch (GFX)	GBP	353	USD	566	2/15/13	894
Credit Suisse London Branch (GFX)	USD	486	AUD	470	2/15/13	1,896
Credit Suisse London Branch (GFX)	USD	1,291	EUR	996	2/15/13	5,054
Goldman Sachs Capital Markets LP	GBP	435	USD	698	2/15/13	752
JPMorgan Chase Bank NA	CHF	672	USD	722	2/15/13	(4,249)
Royal Bank of Scotland PLC	JPY	221,349	USD	2,756	2/15/13	68,938
Royal Bank of Scotland PLC	USD	2,005	NOK	11,542	2/15/13	27,073
Royal Bank of Scotland PLC	USD	2,255	SEK	15,144	2/15/13	16,738
State Street Bank & Trust Co.	AUD	231	USD	240	2/15/13	126
State Street Bank & Trust Co.	CAD	282	USD	282	2/15/13	(1,392)
State Street Bank & Trust Co.	GBP	122	USD	195	2/15/13	(506)
State Street Bank & Trust Co.	SEK	964	USD	144	2/15/13	(667)

						$96,623

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:
AUD – Australian Dollar CAD – Canadian Dollar CHF – Swiss Franc EUR – Euro GBP – Great British Pound JPY – Japanese Yen NOK – Norwegian Krone SEK – Swedish Krona USD – United States Dollar
Glossary: ADR – American Depositary Receipt REG – Registered Shares

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $41,976,484)	$42,696,154	(a)
Affiliated issuers (cost $1,291,671—including investment of cash collateral for securities loaned of $1,154,588)	1,291,671
Cash	20,091	(b)
Foreign currencies, at value (cost $175,294)	176,901
Dividends and interest receivable	210,850
Unrealized appreciation of forward currency exchange contracts	121,471
Receivable for shares of beneficial interest sold	54,827
Receivable for variation margin on futures contracts	7

Total assets	44,571,972

Liabilities
Payable for shares of beneficial interest redeemed	2,164,470
Payable for collateral received on securities loaned	1,154,588
Payable for investment securities purchased	67,249
Advisory fee payable	25,977
Unrealized depreciation of forward currency exchange contracts	24,848
Administrative fee payable	12,677
Distribution fee payable	7,560
Transfer Agent fee payable	4,169
Accrued expenses	171,450

Total liabilities	3,632,988

Net Assets	$40,938,984

Composition of Net Assets
Paid-in capital	$170,551,248
Undistributed net investment income	235,963
Accumulated net realized loss on investment and foreign currency transactions	(130,669,842)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	821,615

	$40,938,984

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$13,948,516	1,717,310	$8.12	*

B	$1,512,367	192,497	$7.86

C	$3,012,273	381,578	$7.89

Advisor	$19,787,521	2,419,638	$8.18

R	$708,265	88,371	$8.01

K	$988,810	122,707	$8.06

I	$981,232	120,395	$8.15

(a)	Includes securities on loan with a value of $1,107,236 (see Note E).

(b)	An amount of $20,091 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2012.

*	The maximum offering price per share for Class A shares was $8.48 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $92,193)	$1,653,304
Affiliated issuers	2,453
Interest	5,536
Securities lending income	53,277	$1,714,570

Expenses
Advisory fee (see Note B)	440,612
Distribution fee—Class A	46,882
Distribution fee—Class B	18,407
Distribution fee—Class C	36,002
Distribution fee—Class R	4,584
Distribution fee—Class K	2,527
Transfer agency—Class A	32,412
Transfer agency—Class B	5,976
Transfer agency—Class C	8,831
Transfer agency—Advisor Class	50,041
Transfer agency—Class R	2,097
Transfer agency—Class K	1,891
Transfer agency—Class I	4,795
Custodian	133,597
Registration fees	98,836
Administrative	56,606
Trustees’ fees	55,986
Audit	54,300
Legal	49,130
Printing	28,524
Miscellaneous	17,135

Total expenses before interest expense	1,149,171
Interest expense	4,177

Total expenses		1,153,348

Net investment income		561,222

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(5,348,334	)(a)
Futures contracts		393,890
Options written		68,660
Foreign currency transactions		(197,459)
Net change in unrealized appreciation/ depreciation of:
Investments		8,461,878	(b)
Futures contracts		(298,546)
Foreign currency denominated assets and liabilities		73,852

Net gain on investment and foreign currency transactions		3,153,941

Net Increase in Net Assets from Operations		$3,715,163

(a)	Net of foreign capital gains taxes of $3,803.

(b)	Net of increase in accrued foreign capital gains taxes of $461.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2012	Year Ended November 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$561,222	$1,233,393
Net realized loss on investment and foreign currency transactions	(5,083,243)	(2,172,778)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,237,184	(4,015,275)

Net increase (decrease) in net assets from operations	3,715,163	(4,954,660)
Dividends to Shareholders from
Net investment income
Class A	(573,066)	(1,273,397)
Class B	(51,115)	(147,526)
Class C	(102,098)	(259,194)
Advisor Class	(1,026,845)	(2,921,862)
Class R	(35,464)	(59,485)
Class K	(34,008)	(73,765)
Class I	(934,280)	(1,206,642)
Transactions in Shares of Beneficial Interest
Net decrease	(47,158,237)	(26,904,756)

Total decrease	(46,199,950)	(37,801,287)
Net Assets
Beginning of period	87,138,934	124,940,221

End of period (including undistributed net investment income of $235,963 and $2,493,543, respectively)	$40,938,984	$87,138,934

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund (formerly, AllianceBernstein Small/Mid Cap Value Fund) and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$5,905,878		$2,073,128		$	– 0	–	$7,979,006
Financials	3,655,429		4,011,359			– 0	–	7,666,788
Health Care	3,135,223		1,948,724			– 0	–	5,083,947
Energy	2,447,690		2,617,982			– 0	–	5,065,672
Information Technology	3,912,207		1,150,656			– 0	–	5,062,863
Consumer Staples	2,900,060		1,192,153			– 0	–	4,092,213
Industrials	1,972,972		1,051,765			– 0	–	3,024,737
Materials	1,156,626		1,401,611			– 0	–	2,558,237
Telecommunication Services	– 0	–	1,098,075			– 0	–	1,098,075
Utilities	161,909		902,707			– 0	–	1,064,616
Short-Term Investments	137,083		– 0	–		– 0	–	137,083
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,154,588		– 0	–		– 0	–	1,154,588

Total Investments in Securities	26,539,665		17,448,160	+		– 0	–	43,987,825
Other Financial Instruments*:
Assets:
Futures Contracts	3,108		– 0	–		– 0	–	3,108	#
Forward Currency Exchange Contracts	– 0	–	121,471			– 0	–	121,471
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(24,848)			– 0	–	(24,848)

Total^	$26,542,773		$17,544,783		$	– 0	–	$44,087,556

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund's foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	An amount of $2,188,653 transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Energy			Total
Balance as of 11/30/11		$368,143			$368,143
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		11,589			11,589
Change in unrealized appreciation/depreciation		5,976			5,976
Purchases		– 0	–		– 0	–
Sales		(385,708)			(385,708)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 11/30/12	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 11/30/12*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceed established thresholds, 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2012, the reimbursement for such services amounted to $56,606.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $42,926 for the year ended November 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $239 from the sale of Class A shares and received $800, $713 and $72 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2012.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$ 595	$23,174	$23,632	$137	$	– 0 –	*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended November 30, 2012 amounted to $106,143, of which $49 and $942, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $68,511, $498,160, $176,889 and $48,635 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$30,680,680		$72,722,062
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and written options transactions) are as follows:

Cost	$44,004,362

Gross unrealized appreciation	$4,088,968
Gross unrealized depreciation	(4,105,505)

Net unrealized depreciation	$(16,537)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2012, the Fund held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2012, the Fund held purchased options for hedging purposes. During the year ended November 30, 2012, the Fund held written options for hedging purposes.

For the year ended November 30, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/11	– 0	–	$	– 0	–
Options written	1,800			95,023
Options expired	– 0	–		– 0	–
Options bought back	(1,800)			(95,023)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 11/30/12	– 0	–	$	– 0	–

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of November 30, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $22,283. If a trigger event had occurred at November 30, 2012, for those derivatives in a net liability position, an amount of $22,283 would be required to be posted by the Fund.

At November 30, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$121,471		Unrealized depreciation of forward currency exchange contracts	$24,848

Equity contracts	Receivable/Payable for variation margin on futures contracts	3,108	*

Total		$124,579			$24,848

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(184,919)	$79,938

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	393,890	(298,546)

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written	$68,660	$	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(401,821)		– 0	–

Total		$(124,190)		$(218,608)

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,707,163
Average principal amount of sale contracts	$16,176,930

Futures Contracts:
Average original value of buy contracts	$670,472

Purchased Options Contracts:
Average cost amount	$474,660	(a)

(a)	Positions were open three months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2012, the Fund had securities on loan with a value of $1,107,236 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,154,588. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $53,277 and $2,016 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$765	$25,038	$24,648	$1,155	$2

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class A
Shares sold	202,107	415,172	$1,607,301	$3,835,592

Shares issued in reinvestment of dividends	71,318	128,794	541,302	1,186,195

Shares converted from Class B	39,752	43,215	319,661	390,040

Shares redeemed	(760,050)	(1,394,741)	(6,072,841)	(12,628,109)

Net decrease	(446,873)	(807,560)	$(3,604,577)	$(7,216,282)

Class B
Shares sold	5,997	15,628	$46,290	$142,162

Shares issued in reinvestment of dividends	6,059	14,404	44,774	128,917

Shares converted to Class A	(40,927)	(44,619)	(319,661)	(390,040)

Shares redeemed	(64,335)	(110,776)	(500,743)	(976,333)

Net decrease	(93,206)	(125,363)	$(729,340)	$(1,095,294)

Class C
Shares sold	27,302	32,178	$212,351	$289,625

Shares issued in reinvestment of dividends	12,107	25,500	89,834	229,244

Shares redeemed	(217,855)	(223,943)	(1,686,801)	(1,989,471)

Net decrease	(178,446)	(166,265)	$(1,384,616)	$(1,470,602)

Advisor Class
Shares sold	102,100	315,162	$814,065	$2,898,128

Shares issued in reinvestment of dividends	133,194	309,910	1,014,941	2,866,665

Shares redeemed	(2,435,434)	(2,899,745)	(19,523,673)	(26,639,727)

Net decrease	(2,200,140)	(2,274,673)	$(17,694,667)	$(20,874,934)

Class R
Shares sold	19,876	25,612	$158,607	$231,238

Shares issued in reinvestment of dividends	4,729	6,529	35,463	59,483

Shares redeemed	(79,495)	(82,694)	(607,933)	(754,309)

Net decrease	(54,890)	(50,553)	$(413,863)	$(463,588)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class K
Shares sold	22,447	68,334	$178,228	$617,983

Shares issued in reinvestment of dividends	4,522	8,079	34,007	73,761

Shares redeemed	(35,602)	(119,837)	(285,684)	(1,024,225)

Net decrease	(8,633)	(43,424)	$(73,449)	$(332,481)

Class I
Shares sold	7,251	644,717	$58,414	$5,579,299

Shares issued in reinvestment of dividends	123,256	130,872	934,280	1,206,642

Shares redeemed	(3,001,052)	(237,402)	(24,250,419)	(2,237,516)

Net increase (decrease)	(2,870,545)	538,187	$(23,257,725)	$4,548,425

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$2,756,876	$5,941,871

Total taxable distributions paid	2,756,876	5,941,871

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$479,078
Accumulated capital and other losses	(130,080,126	)(a)
Unrealized appreciation/(depreciation)	(11,215	)(b)

Total accumulated earnings/(deficit)	$(129,612,263)

(a)	As of November 30, 2012, the Fund had a net capital loss carryforward of $130,080,126.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Notes to Financial Statements

retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2012, the Fund had a net capital loss carryforward of $130,080,126 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION

$14,232,223	n/a	2016
97,859,382	n/a	2017
10,581,336	n/a	2018
2,611,262	n/a	2019
2,470,639	$2,325,284	No expiration

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax, return of capital distributions received from underlying securities, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.98	$ 9.02	$ 8.88	$ 6.59	$ 16.19

Income From Investment Operations
Net investment income(a)	.07	.09	.07	.13	(b)	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.69)	.16	2.16	(8.37)

Net increase (decrease) in net asset value from operations	.41	(.60)	.23	2.29	(8.14)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.44)	(.09)	– 0	–	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.27)	(.44)	(.09)	– 0	–	(1.46)

Net asset value, end of period	$ 8.12	$ 7.98	$ 9.02	$ 8.88	$ 6.59

Total Return
Total investment return based on net asset value(c)	5.36%	(7.32	)%*	2.57	%*	34.75	%*	(55.16	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,949	$17,280	$26,794	$47,523	$60,737
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.16%	1.62%	1.59	%(d)	1.50%	1.40%
Expenses, net of waivers/reimbursements, excluding interest expense	2.15%	1.62%	1.59	%(d)	1.50%	1.40%
Expenses, before waivers/reimbursements	2.16%	1.62%	1.59	%(d)	1.51%	1.40%
Expenses, before waivers/reimbursements, excluding interest expense	2.15%	1.62%	1.59	%(d)	1.51%	1.40%
Net investment income	.85%	.94%	.83	%(d)	1.84	%(b)	2.09%
Portfolio turnover rate	52%	72%	61%	53%	54%

See footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.70	$ 8.71	$ 8.59	$ 6.43	$ 15.84

Income From Investment Operations
Net investment income(a)	.00	(e)	.01	.00	(e)	.06	(b)	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.65)	.15	2.10	(8.21)

Net increase (decrease) in net asset value from operations	.34	(.64)	.15	2.16	(8.05)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.37)	(.03)	– 0	–	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.18)	(.37)	(.03)	– 0	–	(1.36)

Net asset value, end of period	$ 7.86	$ 7.70	$ 8.71	$ 8.59	$ 6.43

Total Return
Total investment return based on net asset value(c)	4.58%	(7.99	)%*	1.69	%*	33.59	%*	(55.49	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,512	$2,201	$3,581	$5,556	$6,599
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.96%	2.42%	2.38	%(d)	2.29%	2.14%
Expenses, net of waivers/reimbursements, excluding interest expense	2.95%	2.42%	2.38	%(d)	2.29%	2.14%
Expenses, before waivers/reimbursements	2.96%	2.42%	2.38	%(d)	2.31%	2.14%
Expenses, before waivers/reimbursements, excluding interest expense	2.95%	2.42%	2.38	%(d)	2.31%	2.14%
Net investment income	.02%	.13%	.03	%(d)	.90	%(b)	1.32%
Portfolio turnover rate	52%	72%	61%	53%	54%

See footnote summary on page 46.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.74	$ 8.75	$ 8.62	$ 6.45	$ 15.87

Income From Investment Operations
Net investment income(a)	.01	.02	.01	.07	(b)	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	(.66)	.15	2.10	(8.23)

Net increase (decrease) in net asset value from operations	.34	(.64)	.16	2.17	(8.06)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.37)	(.03)	– 0	–	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.19)	(.37)	(.03)	– 0	–	(1.36)

Net asset value, end of period	$ 7.89	$ 7.74	$ 8.75	$ 8.62	$ 6.45

Total Return
Total investment return based on net asset value(c)	4.58%	(7.95	)%*	1.80	%*	33.64	%*	(55.44	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,012	$4,337	$6,355	$7,769	$8,835
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.89%	2.35%	2.32	%(d)	2.23%	2.11%
Expenses, net of waivers/reimbursements, excluding interest expense	2.88%	2.35%	2.32	%(d)	2.23%	2.11%
Expenses, before waivers/ reimbursements	2.89%	2.35%	2.32	%(d)	2.24%	2.11%
Expenses, before waivers/ reimbursements, excluding interest expense	2.88%	2.35%	2.32	%(d)	2.24%	2.11%
Net investment income	.12%	.22%	.12	%(d)	.94	%(b)	1.41%
Portfolio turnover rate	52%	72%	61%	53%	54%

See footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.04	$ 9.09	$ 8.95	$ 6.63	$ 16.30

Income From Investment Operations
Net investment income(a)	.09	.11	.10	.14	(b)	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	(.68)	.16	2.18	(8.44)

Net increase (decrease) in net asset value from operations	.44	(.57)	.26	2.32	(8.14)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.48)	(.12)	– 0	–	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.30)	(.48)	(.12)	– 0	–	(1.53)

Net asset value, end of period	$ 8.18	$ 8.04	$ 9.09	$ 8.95	$ 6.63

Total Return
Total investment return based on net asset value(c)	5.72%	(7.01	)%*	2.90	%*	34.99	%*	(55.00	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,788	$37,161	$62,660	$96,246	$82,449
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%	1.32%	1.29	%(d)	1.19%	1.09%
Expenses, net of waivers/reimbursements, excluding interest expense	1.85%	1.32%	1.29	%(d)	1.19%	1.09%
Expenses, before waivers/ reimbursements	1.85%	1.32%	1.29	%(d)	1.19%	1.09%
Expenses, before waivers/ reimbursements, excluding interest expense	1.85%	1.32%	1.29	%(d)	1.19%	1.09%
Net investment income	1.13%	1.24%	1.13	%(d)	1.99	%(b)	2.48%
Portfolio turnover rate	52%	72%	61%	53%	54%

See footnote summary on page 46.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.88	$ 8.87	$ 8.75	$ 6.51	$ 16.04

Income From Investment Operations
Net investment income(a)	.05	.05	.05	.11	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	(.66)	.14	2.13	(8.29)

Net increase (decrease) in net asset value from operations	.38	(.61)	.19	2.24	(8.07)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.38)	(.07)	– 0	–	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.25)	(.38)	(.07)	– 0	–	(1.46)

Net asset value, end of period	$ 8.01	$ 7.88	$ 8.87	$ 8.75	$ 6.51

Total Return
Total investment return based on net asset value(c)	4.97%	(7.45	)%*	2.22	%*	34.41	%*	(55.24	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$708	$1,128	$1,720	$3,147	$3,578
Ratio to average net assets of:
Expenses	2.35%	1.94%	1.85	%(d)	1.69%	1.68%
Expenses, excluding interest expense	2.34%	1.94%	1.85	%(d)	1.69%	1.68%
Net investment income	.69%	.62%	.60	%(d)	1.56%	1.90%
Portfolio turnover rate	52%	72%	61%	53%	54%

See footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.91	$ 8.95	$ 8.84	$ 6.56	$ 16.14

Income From Investment Operations
Net investment income(a)	.07	.08	.08	.13	(b)	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.67)	.14	2.15	(8.36)

Net increase (decrease) in net asset value from operations	.41	(.59)	.22	2.28	(8.10)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.45)	(.11)	– 0	–	(.21)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.26)	(.45)	(.11)	– 0	–	(1.48)

Net asset value, end of period	$ 8.06	$ 7.91	$ 8.95	$ 8.84	$ 6.56

Total Return
Total investment return based on net asset value(c)	5.39%	(7.24	)%*	2.47	%*	34.76	%*	(55.13	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$989	$1,038	$1,565	$1,167	$599
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.11%	1.67%	1.58	%(d)	1.43%	1.43%
Expenses, net of waivers/reimbursements, excluding interest expense	2.10%	1.67%	1.58	%(d)	1.43%	1.43%
Expenses, before waivers/ reimbursements	2.11%	1.67%	1.58	%(d)	1.43%	1.43%
Expenses, before waivers/ reimbursements, excluding interest expense	2.10%	1.67%	1.58	%(d)	1.43%	1.43%
Net investment income	.91%	.89%	.90	%(d)	1.78	%(b)	2.23%
Portfolio turnover rate	52%	72%	61%	53%	54%
See footnote summary on page 46.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.02	$ 9.08	$ 8.94	$ 6.61	$ 16.25

Income From Investment Operations
Net investment income(a)	.10	.12	.11	.14	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.69)	.16	2.19	(8.38)

Net increase (decrease) in net asset value from operations	.44	(.57)	.27	2.33	(8.10)

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.49)	(.13)	– 0	–	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.27)

Total dividends and distributions	(.31)	(.49)	(.13)	– 0	–	(1.54)

Net asset value, end of period	$ 8.15	$ 8.02	$ 9.08	$ 8.94	$ 6.61

Total Return
Total investment return based on net asset value(c)	5.82%	(6.96	)%*	3.04	%*	35.25	%*	(54.95	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$981	$23,994	$22,265	$33,910	$51,741
Ratio to average net assets of:
Expenses	1.43%	1.25%	1.15	%(d)	1.06%	1.01%
Expenses, excluding interest expense	1.43%	1.25%	1.15	%(d)	1.06%	1.01%
Net investment income	1.16%	1.37%	1.26	%(d)	1.98%	2.47%
Portfolio turnover rate	52%	72%	61%	53%	54%

See footnote summary on page 46.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.01%, 0.03%, 0.01% and 0.01%, respectively.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Trust and Shareholders of the AllianceBernstein Global Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Global Value Fund (one of the funds constituting AllianceBernstein Trust) (the “Fund”) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Value Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2013

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2012. For corporate shareholders, 31.62% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2012, the Fund designates $1,171,210 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

2011 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President Kevin F. Simms(2), Senior Vice President	Takeo Aso(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 80 (2001)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 70 (2001)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

Management of the Fund

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay 52	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Kevin F. Simms 46	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Takeo Aso 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Avi Lavi 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/12 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$77.4	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $56,500 (0.05% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.32 1.62 2.42 2.35 1.94 1.67 1.25	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:6

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$77.4	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.629%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[7]
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2012 net assets versus the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee	0.250%[8]	0.750%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

8	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	61

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

62	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Value Fund[13]	0.750	0.850	2/13

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund[16]	1.621	1.400	12/13	1.355	35/42

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	The Fund’s EG includes the Fund, two other Global Large Cap Value Fund (“GLCV”), seven Global Large-Cap Core Funds (“GLCC”) and three Global Large Cap Growth Funds (“GLCG”).

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

16	The Fund’s EU includes the Fund, EG and one other GLCV, GLCC and GLCG, excluding outliers.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	63

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,668, $171,343 and $3,724 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account

64	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $57,726 in fees from the Fund.17

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.
18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	65

returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

66	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

	PG Median	PU Median	PG Rank	PU Rank
Global Value Fund
1 year	-11.66	-1.02	-2.39	15/15
3 year	20.72	20.72	19.73	5/12
5 year	-8.03	-2.86	-2.86	9/9
10 year	2.71	N/A	5.00	6/6

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 29, 2012 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Global Value Fund	-11.66	20.72	-8.03	2.71	2.16	20.78	0.14	5
MSCI World Index (Net)	-1.69	22.66	-0.59	5.04	3.82	17.50	0.30	5
Inception Date: March 29, 2001

22	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

23	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

24	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	67

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

68	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	69

AllianceBernstein Family of Funds

NOTES

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NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	73

NOTES

74	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	75

NOTES

76	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0151-1112

ANNUAL REPORT

AllianceBernstein

Discovery Value Fund

(formerly Small/Mid Cap Value Fund)

November 30, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 11, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Discovery Value Fund (the “Fund”) for the annual reporting period ended November 30, 2012. Prior to November 1, 2012, the Fund was named AllianceBernstein Small/Mid Cap Value Fund.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index.

Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value

Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended November 30, 2012.

During the 12-month period, the Fund increased in absolute terms yet underperformed its benchmark and the Russell 2500 Index, before sales charges. An overweight, and adverse stock selection in the technology sector, and underweights and holdings in both the financial and housing sectors detracted from performance most. Stock selection in the energy, consumer staples and capital equipment sectors helped performance.

During the six-month period, the Fund increased in absolute terms, underperformed its benchmark and outperformed the Russell 2500 Index, before sales charges. Overweights in the technology and transportation sectors, as well as adverse stock selection in the financial sector, were among the main drivers of the deficit. Holdings in the energy, consumer staples and consumer growth sectors contributed positively to performance.

The Fund employed derivatives in the form of futures for investment purposes, which had an immaterial impact during both periods.

Market Review and Investment Strategy

At the start of the 12-month period ended November 30, 2012, encoura- ging economic data suggesting that the U.S. economy may be gaining momentum, coupled with supportive

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	1

actions by the European Central Bank (“ECB”), ignited a relief rally that carried into the first three months of 2012. However, the market upturn ended in April, on the return of worries that the euro area was teetering on the brink of disintegration, due to the possible exit of Greece from the common currency union and Spain’s deepening banking crisis. Sector and style leadership shifted, as more defensive sectors, such as consumer staples stocks, led through June 2012, while more economically-cyclical sectors, such as capital equipment and consumer cyclicals, led later in 12-month period. Volatility fell, but market moves lacked conviction and trading volumes were generally low. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the ECB, boosted market sentiment and led to another rally that extended into the end of November.

The economic climate has allowed the Discovery Value Senior Investment Management Team (the “Team”) to invest opportunistically in undervalued companies with solid fundamentals, without sacrificing the Fund’s deep-value discipline. As the economy remained unsettled, the Fund’s emphasis continued to be at the stock-specific level, where the trend has been focused on what the Team considers to be attractively-valued companies with solid balance sheets and strong free cash flow.

2	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2500™ Value Index and the unmanaged Russell 2500™ Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S.; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED NOVEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Discovery Value Fund*
Class A	10.48%	14.71%

Class B*	10.48%	14.57%

Class C	10.10%	13.84%

Advisor Class**	10.69%	15.06%

Class R**	10.35%	14.37%

Class K**	10.56%	14.75%

Class I**	10.72%	15.09%

Russell 2500 Value Index	11.16%	17.40%

Russell 2500 Index	9.93%	15.13%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/02 TO 11/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Discovery Value Fund Class A shares (from 11/30/02 to 11/30/12) as compared to the performance of the Fund’s benchmark and the Russell 2500 Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	14.71%	9.81%
5 Years	4.00%	3.11%
10 Years	9.71%	9.23%

Class B Shares
1 Year	14.57%	10.57%
5 Years	3.82%	3.82%
10 Years(a)	9.30%	9.30%

Class C Shares
1 Year	13.84%	12.84%
5 Years	3.26%	3.26%
10 Years	8.94%	8.94%

Advisor Class Shares†
1 Year	15.06%	15.06%
5 Years	4.31%	4.31%
10 Years	10.03%	10.03%

Class R Shares†
1 Year	14.37%	14.37%
5 Years	3.78%	3.78%
Since Inception*	7.59%	7.59%

Class K Shares†
1 Year	14.75%	14.75%
5 Years	4.05%	4.05%
Since Inception*	5.57%	5.57%

Class I Shares†
1 Year	15.09%	15.09%
5 Years	4.33%	4.33%
Since Inception*	5.83%	5.83%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.27%, 2.03%, 1.99%, 0.97%, 1.56%, 1.25% and 0.91% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	13.01%
5 Years	3.98%
10 Years	9.91%

Class B Shares
1 Year	13.99%
5 Years	4.71%
10 Years(a)	9.98%

Class C Shares
1 Year	16.30%
5 Years	4.16%
10 Years	9.61%

Advisor Class Shares†
1 Year	18.45%
5 Years	5.20%
10 Years	10.71%

Class R Shares†
1 Year	17.79%
5 Years	4.67%
Since Inception*	7.90%

Class K Shares†
1 Year	18.17%
5 Years	4.93%
Since Inception*	5.94%

Class I Shares†
1 Year	18.53%
5 Years	5.22%
Since Inception*	6.21%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,104.80	$6.74	1.28%
Hypothetical**	$1,000	$1,018.60	$6.46	1.28%
Class B
Actual	$1,000	$1,104.80	$7.16	1.36%
Hypothetical**	$1,000	$1,018.20	$6.86	1.36%
Class C
Actual	$1,000	$1,101.00	$10.51	2.00%
Hypothetical**	$1,000	$1,015.00	$10.08	2.00%
Advisor Class
Actual	$1,000	$1,106.90	$5.16	0.98%
Hypothetical**	$1,000	$1,020.10	$4.95	0.98%
Class R
Actual	$1,000	$1,103.50	$8.20	1.56%
Hypothetical**	$1,000	$1,017.20	$7.87	1.56%
Class K
Actual	$1,000	$1,105.60	$6.58	1.25%
Hypothetical**	$1,000	$1,018.75	$6.31	1.25%
Class I
Actual	$1,000	$1,107.20	$4.69	0.89%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,641.9

TEN LARGEST HOLDINGS**

November 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Fidelity National Financial, Inc. – Class A	$26,296,660	1.6%
Lear Corp.	26,234,752	1.6
Tyson Foods, Inc. – Class A	24,984,069	1.5
Helmerich & Payne, Inc.	24,982,398	1.5
Fortune Brands Home & Security, Inc.	24,094,566	1.5
Zions Bancorporation	23,987,644	1.5
Aspen Insurance Holdings Ltd.	23,797,703	1.4
Men’s Wearhouse, Inc. (The)	23,350,636	1.4
Huntington Bancshares, Inc./OH	22,375,299	1.4
Timken Co.	22,247,492	1.4
	$242,351,219	14.8%

*	All data are as of November 30, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 28.1%
Capital Markets – 1.2%
Legg Mason, Inc.	770,770	$19,677,758

Commercial Banks – 10.0%
Associated Banc-Corp	1,355,595	17,419,396
CapitalSource, Inc.	2,623,470	21,118,933
Comerica, Inc.	671,950	19,883,000
First Niagara Financial Group, Inc.	2,389,400	18,016,076
Huntington Bancshares, Inc./OH	3,638,260	22,375,299
Popular, Inc.(a)	732,879	14,489,018
Susquehanna Bancshares, Inc.	1,644,103	16,901,379
Webster Financial Corp.	450,690	9,383,366
Zions Bancorporation	1,195,199	23,987,644

		163,574,111

Insurance – 8.7%
Aspen Insurance Holdings Ltd.	760,310	23,797,703
Fidelity National Financial, Inc. – Class A	1,086,190	26,296,660
Platinum Underwriters Holdings Ltd.	465,740	20,734,745
Reinsurance Group of America, Inc. – Class A	334,930	17,148,416
Torchmark Corp.	388,990	20,223,590
Unum Group(b)	771,150	15,723,748
Validus Holdings Ltd.	560,530	19,876,394

		143,801,256

Real Estate Investment Trusts (REITs) – 7.9%
BioMed Realty Trust, Inc.	1,039,341	20,028,101
Camden Property Trust	186,020	12,221,514
DiamondRock Hospitality Co.	1,056,860	9,236,956
EPR Properties	447,598	20,298,569
Glimcher Realty Trust	1,667,970	17,880,639
Mid-America Apartment Communities, Inc.	188,660	11,757,291
Plum Creek Timber Co., Inc.	396,880	17,006,308
RLJ Lodging Trust	1,167,560	21,704,941

		130,134,319

Thrifts & Mortgage Finance – 0.3%
Washington Federal, Inc.	326,889	5,253,107

		462,440,551

Consumer Discretionary – 17.8%
Auto Components – 3.7%
Dana Holding Corp.	1,140,350	16,170,163
Lear Corp.	600,750	26,234,752
TRW Automotive Holdings Corp.(a)	359,790	18,219,766

		60,624,681

10	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.4%
MGM Resorts International(a)	1,859,849	$18,877,467
Royal Caribbean Cruises Ltd.	598,430	21,094,658

		39,972,125

Household Durables – 4.4%
Meritage Homes Corp.(a)	540,778	18,938,046
Newell Rubbermaid, Inc.	670,350	14,620,333
NVR, Inc.(a)	21,490	19,337,562
PulteGroup, Inc.(a)	1,090,950	18,338,869

		71,234,810

Media – 1.2%
Gannett Co., Inc.	1,135,060	20,317,574

Specialty Retail – 5.1%
ANN, Inc.(a)	508,530	17,061,182
Childrens Place Retail Stores, Inc. (The)(a)	278,586	13,542,065
GameStop Corp. – Class A(b)	538,860	14,145,075
Men’s Wearhouse, Inc. (The)	719,810	23,350,636
Office Depot, Inc.(a)	4,552,600	15,296,736

		83,395,694

Textiles, Apparel & Luxury Goods – 1.0%
Jones Group, Inc. (The)	1,403,330	16,503,161

		292,048,045

Information Technology – 16.4%
Communications Equipment – 0.9%
Harris Corp.	300,270	14,151,725

Electronic Equipment, Instruments & Components – 8.7%
Anixter International, Inc.	259,080	15,824,607
Arrow Electronics, Inc.(a)	528,859	19,705,286
AU Optronics Corp. (Sponsored ADR)(a)(b)	3,269,299	13,469,512
Avnet, Inc.(a)	599,070	17,546,760
Flextronics International Ltd.(a)	2,199,260	12,733,715
Ingram Micro, Inc. – Class A(a)	757,230	12,267,126
Insight Enterprises, Inc.(a)	1,067,783	18,088,244
TTM Technologies, Inc.(a)	1,690,800	15,251,016
Vishay Intertechnology, Inc.(a)	1,805,370	17,512,089

		142,398,355

IT Services – 2.2%
Amdocs Ltd.(b)	639,760	21,406,370
Convergys Corp.	976,802	15,247,879

		36,654,249

Semiconductors & Semiconductor Equipment – 4.6%
Amkor Technology, Inc.(a)(b)	2,107,970	8,958,873
Entegris, Inc.(a)	2,073,180	18,575,693
Lam Research Corp.(a)	548,970	19,279,826

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Micron Technology, Inc.(a)	2,695,265	$16,117,685
MKS Instruments, Inc.	554,276	13,441,193

		76,373,270

		269,577,599

Industrials – 14.4%
Building Products – 1.5%
Fortune Brands Home & Security, Inc.(a)	803,420	24,094,566

Commercial Services & Supplies – 1.3%
Avery Dennison Corp.	493,740	16,515,603
Steelcase, Inc.	464,880	5,411,203

		21,926,806

Construction & Engineering – 0.6%
Tutor Perini Corp.(a)	794,770	10,220,742

Electrical Equipment – 2.4%
EnerSys, Inc.(a)	504,776	17,586,396
General Cable Corp.(a)	733,920	21,070,843

		38,657,239

Machinery – 4.1%
Kennametal, Inc.(b)	459,560	17,518,427
Sauer-Danfoss, Inc.(b)	232,998	12,239,385
Terex Corp.(a)	665,710	16,103,525
Timken Co.	493,840	22,247,492

		68,108,829

Road & Rail – 3.5%
Avis Budget Group, Inc.(a)	938,080	17,767,235
Con-way, Inc.	702,531	19,734,096
Hertz Global Holdings, Inc.(a)	1,226,650	19,184,806

		56,686,137

Trading Companies & Distributors – 1.0%
Aircastle Ltd.	1,470,140	16,715,492

		236,409,811

Energy – 6.6%
Energy Equipment & Services – 2.9%
Bristow Group, Inc.	423,110	22,044,031
Helmerich & Payne, Inc.	478,590	24,982,398

		47,026,429

Oil, Gas & Consumable Fuels – 3.7%
Cimarex Energy Co.	333,160	20,029,579
Plains Exploration & Production Co.(a)	410,130	14,641,641
Stone Energy Corp.(a)	530,480	10,996,850
Teekay Corp.	478,170	15,406,638

		61,074,708

		108,101,137

12	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 5.9%
Electric Utilities – 3.5%
Great Plains Energy, Inc.	871,430	$17,646,457
NV Energy, Inc.	1,091,060	19,999,130
PNM Resources, Inc.	899,583	19,008,189

		56,653,776

Gas Utilities – 2.4%
Atmos Energy Corp.	594,450	20,811,694
UGI Corp.	568,625	18,889,723

		39,701,417

		96,355,193

Materials – 4.1%
Chemicals – 0.8%
Chemtura Corp.(a)	556,570	11,309,503
Ferro Corp.(a)	135,859	389,915
Huntsman Corp.	62,246	1,023,324

		12,722,742

Metals & Mining – 3.3%
Commercial Metals Co.	1,323,390	17,931,934
Reliance Steel & Aluminum Co.	323,755	18,259,782
Steel Dynamics, Inc.	1,392,680	17,993,426

		54,185,142

		66,907,884

Consumer Staples – 3.8%
Beverages – 1.3%
Constellation Brands, Inc. – Class A(a)	574,725	20,621,133

Food Products – 2.5%
Dole Food Co., Inc.(a)(b)	1,443,052	16,566,237
Tyson Foods, Inc. – Class A	1,303,290	24,984,069

		41,550,306

		62,171,439

Health Care – 2.5%
Health Care Providers & Services – 2.5%
Health Net, Inc.(a)	571,430	13,457,177
LifePoint Hospitals, Inc.(a)	394,357	14,188,965
Universal Health Services, Inc. – Class B	304,806	13,737,606

		41,383,748

Total Common Stocks (cost $1,511,792,014)		1,635,395,407

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $14,078,910)	14,078,910	14,078,910

Total Investments Before Security Lending Collateral for Securities Loaned – 100.5% (cost $1,525,870,924)		1,649,474,317

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%
Investment Companies – 1.9%
AllianceBernstein Exchange Reserves – Class I, 0.13%(c) (cost $31,483,552)	31,483,552	$31,483,552

Total Investments – 102.4% (cost $1,557,354,476)		1,680,957,869
Other assets less liabilities – (2.4)%		(39,037,407)

Net Assets – 100.0%		$1,641,920,462

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,511,792,014)	$1,635,395,407	(a)
Affiliated issuers (cost $45,562,462 – including investment of cash collateral for securities loaned of $31,483,552)	45,562,462
Receivable for investment securities sold	5,276,875
Receivable for shares of beneficial interest sold	2,587,421
Dividends and interest receivable	2,049,163

Total assets	1,690,871,328

Liabilities
Payable for collateral received on securities loaned	31,483,552
Payable for investment securities purchased	10,961,178
Payable for shares of beneficial interest redeemed	4,736,565
Advisory fee payable	990,121
Distribution fee payable	302,853
Transfer Agent fee payable	80,920
Administrative fee payable	9,954
Accrued expenses	385,723

Total liabilities	48,950,866

Net Assets	$1,641,920,462

Composition of Net Assets
Paid-in capital	$1,449,355,378
Undistributed net investment income	4,223,794
Accumulated net realized gain on investment transactions	64,737,897
Net unrealized appreciation on investments	123,603,393

	$1,641,920,462

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$523,129,600	30,060,842	$17.40	*

B	$21,546,401	1,293,021	$16.66

C	$131,370,151	8,033,615	$16.35

Advisor	$620,539,260	35,067,740	$17.70

R	$134,801,276	7,849,472	$17.17

K	$50,851,404	2,945,307	$17.27

I	$159,682,370	9,197,890	$17.36

(a)	Includes securities on loan with a value of $31,022,639 (see Note E).

*	The maximum offering price per share for Class A shares was $18.17 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income
Dividends
Unaffiliated issuers	$23,476,731
Affiliated issuers	115,056
Securities lending income	294,820	$23,886,607

Expenses
Advisory fee (see Note B)	11,208,087
Distribution fee—Class A	1,635,697
Distribution fee—Class B	270,081
Distribution fee—Class C	1,370,274
Distribution fee—Class R	605,822
Distribution fee—Class K	116,764
Transfer agency—Class A	986,780
Transfer agency—Class B	65,229
Transfer agency—Class C	276,912
Transfer agency—Advisor Class	810,393
Transfer agency—Class R	315,028
Transfer agency—Class K	91,696
Transfer agency—Class I	160,929
Custodian	220,725
Registration fees	186,620
Printing	146,504
Trustees’ fees	56,048
Audit	48,090
Administrative	46,798
Legal	43,690
Miscellaneous	45,724

Total expenses	18,707,891
Less: expenses waived and reimbursed by the Adviser (see Note B)	(464,546)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(185,178)

Net expenses		18,058,167

Net investment income		5,828,440

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		83,853,346
Futures contracts		(312,482)
Net change in unrealized appreciation/depreciation of investments		124,960,592

Net gain on investment transactions		208,501,456

Net Increase in Net Assets from Operations		$214,329,896

See notes to financial statements.

16	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2012	Year Ended November 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,828,440	$2,521,503
Net realized gain on investment transactions	83,540,864	121,156,463
Net change in unrealized appreciation/depreciation of investments	124,960,592	(162,655,166)

Net increase (decrease) in net assets from operations	214,329,896	(38,977,200)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(841,942)	(475,553)
Class B	(23,744)	(32,822)
Advisor Class	(1,262,322)	(888,248)
Class K	(80,372)	(71,866)
Class I	(1,020,772)	(940,776)
Net realized gain on investment transactions
Class A	(30,949,801)	– 0	–
Class B	(1,818,641)	– 0	–
Class C	(8,129,604)	– 0	–
Advisor Class	(16,572,487)	– 0	–
Class R	(6,368,791)	– 0	–
Class K	(2,238,246)	– 0	–
Class I	(11,874,543)	– 0	–
Transactions in Shares of Beneficial Interest
Net increase	134,262,681	91,785,853

Total increase	267,411,312	50,399,388
Net Assets
Beginning of period	1,374,509,150	1,324,109,762

End of period (including undistributed net investment income of $4,223,794 and $1,707,939, respectively)	$1,641,920,462	$1,374,509,150

See notes to financial statements.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund (formerly, AllianceBernstein Small/Mid Cap Value Fund) and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Discovery Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

18	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	19

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

20	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,635,395,407		$	– 0	–	$	– 0	–	$1,635,395,407
Short-Term Investments	14,078,910			– 0	–		–0	–	14,078,910
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	31,483,552			– 0	–		– 0	–	31,483,552

Total Investments in Securities	1,680,957,869			– 0	–		– 0	–	1,680,957,869
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$1,680,957,869		$	– 0	–	$	– 0	–	$1,680,957,869

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceed established thresholds, 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	21

Notes to Financial Statements

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

22	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on February 29, 2012. For the year ended November 30, 2012, such reimbursement waivers amounted to $464,546.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2012, the reimbursement for such services amounted to $46,798.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $909,961 for the year ended November 30, 2012.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	23

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,656 from the sale of Class A shares and received $8,005, $6,383 and $9,728 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$ 31,027	$499,479	$516,427	$14,079	$25

Brokerage commissions paid on investment transactions for the year ended November 30, 2012 amounted to $2,151,461, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares.

For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. For the period June 1, 2010 through May 31, 2011, with respect to Class B shares, payments made to the

24	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

Distributor were voluntarily limited to .25% of the average daily net assets attributable to Class B shares. For the period June 1, 2011 through July 31, 2012, with respect to Class B shares, payments to the distributor were voluntarily limited to .30% of average daily net assets attributable to Class B shares. As of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2012, such waiver amounted to $185,178. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $139,879, $2,565,532, $1,262,228 and $395,558 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,012,082,938		$934,397,559
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,569,724,632

Gross unrealized appreciation	$185,287,094
Gross unrealized depreciation	(74,053,857)

Net unrealized appreciation	$111,233,237

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	25

Notes to Financial Statements

the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2012, the Fund held futures contracts for non-hedging purposes.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures contracts	$(312,482)	$	– 0	–

Total		$(312,482)	$	– 0	–

26	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2012:

Futures Contracts:
Average original value of buy contracts	$38,032,255	(a)

(a)	Positions were open ten days during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	27

Notes to Financial Statements

recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2012, the Fund had securities on loan with a value of $31,022,639 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $31,483,552. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $294,820 and $89,950 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$ 48,560	$392,752	$409,829	$31,483	$90

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class A
Shares sold	6,158,777	13,734,702	$101,597,945	$241,169,482

Shares issued in reinvestment of dividends and distributions	1,943,010	24,882	29,533,737	438,673

Shares converted from Class B	520,571	631,961	8,628,515	11,092,543

Shares redeemed	(12,938,399)	(13,952,697)	(213,025,647)	(238,491,744)

Net increase (decrease)	(4,316,041)	438,848	$(73,265,450)	$14,208,954

Class B
Shares sold	36,453	105,057	$574,612	$1,793,851

Shares issued in reinvestment of dividends and distributions	118,761	1,789	1,730,351	30,330

Shares converted to Class A	(543,555)	(657,562)	(8,628,515)	(11,092,543)

Shares redeemed	(320,557)	(465,025)	(5,081,808)	(7,726,997)

Net decrease	(708,898)	(1,015,741)	$(11,405,360)	$(16,995,359)

28	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011		Year Ended November 30, 2012	Year Ended November 30, 2011

Class C
Shares sold	1,014,019	1,975,815		$15,777,777	$33,204,827

Shares issued in reinvestment of distributions	513,461	– 0	–	7,383,568	– 0	–

Shares redeemed	(2,494,328)	(2,254,044)		(38,756,311)	(36,196,449)

Net decrease	(966,848)	(278,229)		$(15,594,966)	$(2,991,622)

Advisor Class
Shares sold	23,815,824	9,878,292		$386,795,220	$176,155,479

Shares issued in reinvestment of dividends and distributions	1,053,283	43,078		16,241,626	768,946

Shares redeemed	(7,900,640)	(6,181,529)		(132,570,341)	(107,571,592)

Net increase	16,968,467	3,739,841		$270,466,505	$69,352,833

Class R
Shares sold	2,829,385	3,414,534		$46,327,290	$58,682,454

Shares issued in reinvestment of distributions	423,435	– 0	–	6,368,461	– 0	–

Shares redeemed	(2,188,788)	(2,285,988)		(35,630,180)	(39,380,728)

Net increase	1,064,032	1,128,546		$17,065,571	$19,301,726

Class K
Shares sold	1,302,081	1,029,254		$21,547,135	$17,658,356

Shares issued in reinvestment of dividends and distributions	153,754	4,109		2,318,615	71,866

Shares redeemed	(945,354)	(1,135,164)		(15,546,540)	(19,502,356)

Net increase (decrease)	510,481	(101,801)		$8,319,210	$(1,772,134)

Class I
Shares sold	2,083,013	6,716,198		$34,406,650	$117,412,771

Shares issued in reinvestment of dividends and distributions	849,895	50,965		12,850,406	893,929

Shares redeemed	(6,725,590)	(6,237,640)		(108,579,885)	(107,625,245)

Net increase (decrease)	(3,792,682)	529,523		$(61,322,829)	$10,681,455

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	29

Notes to Financial Statements

exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2012.

30	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	3,229,152	2,409,265
Net long-term capital gains	77,952,113	– 0	–

Total taxable distributions paid	81,181,265	2,409,265

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$34,128,656
Undistributed capital gain	47,203,192
Unrealized appreciation/(depreciation)	111,233,237	(a)

Total accumulated earnings/(deficit)	$192,565,085

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of November 30, 2012, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	31

Notes to Financial Statements

beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 16.11	$ 16.38	$ 13.13	$ 9.18	$ 16.77

Income From Investment Operations
Net investment income(a)(b)	.06	.03	.02	.05	.09
Net realized and unrealized gain (loss) on investment transactions	2.18	(.29)	3.27	3.99	(6.29)

Net increase (decrease) in net asset value from operations	2.24	(.26)	3.29	4.04	(6.20)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.01)	(.04)	(.09)	(.03)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.95)	(.01)	(.04)	(.09)	(1.39)

Net asset value, end of period	$ 17.40	$ 16.11	$ 16.38	$ 13.13	$ 9.18

Total Return
Total investment return based on net asset value(c)	14.71%	(1.57)%	25.11%	44.38	%*	(40.35	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$523,130	$553,923	$555,971	$411,472	$300,760
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.15%	1.15	%(d)	1.15%	1.15%
Expenses, before waivers/reimbursements	1.28%	1.27%	1.33	%(d)	1.37%	1.34%
Net investment income(b)	.35%	.15%	.17	%(d)	.50%	.62%
Portfolio turnover rate	63%	72%	57%	64%	48%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.47	$ 15.75	$ 12.65	$ 8.86	$ 16.24

Income From Investment Operations
Net investment income (loss)(a)(e)	.04	(.00	)(f)	(.01)	.03	.06	(b)
Net realized and unrealized gain (loss) on investment transactions	2.08	(.27)	3.15	3.84	(6.08)

Net increase (decrease) in net asset value from operations	2.12	(.27)	3.14	3.87	(6.02)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.01)	(.04)	(.08)	– 0	–
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.93)	(.01)	(.04)	(.08)	(1.36)

Net asset value, end of period	$ 16.66	$ 15.47	$ 15.75	$ 12.65	$ 8.86

Total Return
Total investment return based on net asset value(c)	14.57%	(1.71)%	24.90%	44.11	%*	(40.49	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,546	$30,972	$47,532	$68,527	$70,770
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.36%	1.30%	1.31	%(d)	1.36%	1.33%
Expenses, before waivers/reimbursements	2.04%	2.03%	2.09	%(d)	2.16%	2.06%
Net investment income (loss)(e)	.24%	(.01)%	(.03	)%(d)	.33%	.42	%(b)
Portfolio turnover rate	63%	72%	57%	64%	48%

See footnote summary on page 40.

34	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.28	$ 15.63	$ 12.58	$ 8.77	$ 16.17

Income From Investment Operations
Net investment loss(a)(b)	(.06)	(.09)	(.08)	(.02)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.05	(.26)	3.13	3.83	(6.03)

Net increase (decrease) in net asset value from operations	1.99	(.35)	3.05	3.81	(6.04)

Less: Distributions
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)

Net asset value, end of period	$ 16.35	$ 15.28	$ 15.63	$ 12.58	$ 8.77

Total Return
Total investment return based on net asset value(c)	13.84%	(2.24)%	24.24%	43.44	%*	(40.81	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,370	$137,491	$145,004	$115,634	$95,201
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.96%	1.85%	1.85	%(d)	1.85%	1.85%
Expenses, before waivers/reimbursements	2.00%	1.99%	2.05	%(d)	2.11%	2.05%
Net investment loss(b)	(.36)%	(.56)%	(.53	)%(d)	(.19)%	(.09)%
Portfolio turnover rate	63%	72%	57%	64%	48%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 16.37	$ 16.63	$ 13.32	$ 9.33	$ 17.03

Income From Investment Operations
Net investment income(a)(b)	.11	.08	.07	.08	.13
Net realized and unrealized gain (loss) on investment transactions	2.21	(.28)	3.31	4.04	(6.39)

Net increase (decrease) in net asset value from operations	2.32	(.20)	3.38	4.12	(6.26)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.06)	(.07)	(.13)	(.08)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.99)	(.06)	(.07)	(.13)	(1.44)

Net asset value, end of period	$ 17.70	$ 16.37	$ 16.63	$ 13.32	$ 9.33

Total Return
Total investment return based on net asset value(c)	15.06%	(1.23)%	25.50%	44.78	%*	(40.18	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$620,539	$296,244	$238,840	$182,777	$111,814
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.96%	.85%	.85	%(d)	.85%	.85%
Expenses, before waivers/reimbursements	.98%	.97%	1.03	%(d)	1.06%	1.04%
Net investment income(b)	.63%	.46%	.46	%(d)	.77%	.94%
Portfolio turnover rate	63%	72%	57%	64%	48%
See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.93	$ 16.21	$ 13.01	$ 9.10	$ 16.66

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	(.01)	(.00	)(f)	.03	.06
Net realized and unrealized gain (loss) on investment transactions	2.14	(.27)	3.23	3.96	(6.24)

Net increase (decrease) in net asset value from operations	2.16	(.28)	3.23	3.99	(6.18)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.03)	(.08)	(.02)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.92)	– 0	–	(.03)	(.08)	(1.38)

Net asset value, end of period	$ 17.17	$ 15.93	$ 16.21	$ 13.01	$ 9.10

Total Return
Total investment return based on net asset value(c)	14.37%	(1.73)%	24.85%	44.19	%*	(40.50	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,801	$108,078	$91,714	$55,290	$30,639
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.51%	1.35%	1.35	%(d)	1.35%	1.35%
Expenses, before waivers/reimbursements	1.56%	1.56%	1.60	%(d)	1.58%	1.54%
Net investment income (loss)(b)	.10%	(.04)%	(.02	)%(d)	.27%	.44%
Portfolio turnover rate	63%	72%	57%	64%	48%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 16.00	$ 16.27	$ 13.05	$ 9.14	$ 16.74

Income From Investment Operations
Net investment income(a)(b)	.06	.03	.03	.05	.10
Net realized and unrealized gain (loss) on investment transactions	2.16	(.27)	3.25	3.97	(6.27)

Net increase (decrease) in net asset value from operations	2.22	(.24)	3.28	4.02	(6.17)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.03)	(.06)	(.11)	(.07)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(.95)	(.03)	(.06)	(.11)	(1.43)

Net asset value, end of period	$ 17.27	$ 16.00	$ 16.27	$ 13.05	$ 9.14

Total Return
Total investment return based on net asset value(c)	14.75%	(1.50)%	25.20%	44.51	%*	(40.36	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,852	$38,947	$41,265	$24,411	$12,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.22%	1.10%	1.10	%(d)	1.10%	1.10%
Expenses, before waivers/reimbursements	1.25%	1.25%	1.30	%(d)	1.26%	1.26%
Net investment income(b)	.39%	.19%	.23	%(d)	.50%	.69%
Portfolio turnover rate	63%	72%	57%	64%	48%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 16.08	$ 16.35	$ 13.11	$ 9.20	$ 16.84

Income From Investment Operations
Net investment income(a)(b)	.12	.08	.07	.08	.13
Net realized and unrealized gain (loss) on investment transactions	2.16	(.27)	3.26	3.98	(6.30)

Net increase (decrease) in net asset value from operations	2.28	(.19)	3.33	4.06	(6.17)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.08)	(.09)	(.15)	(.11)
Distributions from net realized gain on investment transactions	(.92)	– 0	–	– 0	–	– 0	–	(1.36)

Total dividends and distributions	(1.00)	(.08)	(.09)	(.15)	(1.47)

Net asset value, end of period	$ 17.36	$ 16.08	$ 16.35	$ 13.11	$ 9.20

Total Return
Total investment return based on net asset value(c)	15.09%	(1.23)%	25.51%	44.86	%*	(40.20	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$159,682	$208,854	$203,784	$117,002	$75,045
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89%	.85%	.85	%(d)	.85%	.85%
Expenses, before waivers/reimbursements	.90%	.91%	.96	%(d)	.94%	.92%
Net investment income(b)	.73%	.45%	.48	%(d)	.78%	.93%
Portfolio turnover rate	63%	72%	57%	64%	48%

See footnote summary on page 40.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	39

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived by Distributor.

(f)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.01% and 0.01%, respectively.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Trust and

Shareholders of the AllianceBernstein Discovery Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Discovery Value Fund (formerly AllianceBernstein Small/Mid Cap Value Fund) (one of the funds constituting AllianceBernstein Trust) (the “Fund”) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Discovery Value Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2013

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	41

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2012. For corporate shareholders, 86.70% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2012, the Fund designates $14,370,357 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

42	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

2012 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Discovery Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	43

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

44	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 80 (2001)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 70 (2001)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

46	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

48	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	49

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

50	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior March 2003.

Joseph G. Paul 52	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

James W. MacGregor 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Andrew J. Weiner 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	51

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

52	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,488.9	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $21,006 (0.001% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.85 1.85 1.35 1.10 0.85	% % % % % % %	0.97 1.27 2.03 1.99 1.56 1.25 0.91	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	53

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

54	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:7

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$1,488.9	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.563%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2012 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.458%	0.750%

	Client #2	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.557%	0.750%

	Client #3	0.61% on 1st $250 million 0.50% on the balance	0.511%	0.750%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	55

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

56	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.791	5/12

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.150	1.325	1/12	1.395	1/46

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund slightly decreased during calendar year 2011, relative to 2010.

12	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	57

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $19,601, $4,486,042 and $42,906 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $884,057 in fees from the Fund.15

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Funds’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

58	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	59

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 29, 2012.22

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

60	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

Small/Mid Cap Value Fund	Fund	PG Median	PU Median	PG Rank	PU Rank
1 year	-3.94	-1.27	-0.45	10/12	46/52
3 year	32.45	30.42	30.68	3/12	10/45
5 year	3.14	2.17	1.52	5/12	10/42
10 year	8.31	8.31	7.85	6/11	11/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

			Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	-3.94	32.45	3.14	8.31	9.81	24.70	0.38	10
Russell 2500 Value Index	-0.80	29.59	0.70	7.83	8.58	20.87	0.37	10
Russell 2500 Index	1.45	31.28	2.79	7.98	8.12	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	61

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

62	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

NOTES

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DV-0151-1112

ANNUAL REPORT

AllianceBernstein

International Value Fund

November 30, 2012

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 15, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2012.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. (the “Adviser”)) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The

Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2012.

During the 12-month period, the Fund rose in absolute terms, but underperformed its benchmark, before sales charges. Security selection was weak in the technology and consumer cyclicals sectors. Overweights in the energy and technology sectors also detracted from returns. The Fund employed several forms of derivatives

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

during the period: futures, for investment purposes, detracted; forwards, for hedging and investment purposes, detracted; purchased and written options, for hedging purposes, detracted from and added to relative performance, respectively.

During the six-month period, the Fund rose in absolute terms, but underperformed its benchmark, before sales charges. Both security and sector selection were negative. Security selection in the technology and consumer cyclicals sectors hurt performance, as did an overweight in the energy sector and an underweight in the construction and housing sector. However, currency selection was positive. The Fund employed two forms of derivatives during the period which contributed to relative returns: futures, for investment purposes, and forwards, for hedging and investment purposes.

Market Review and Investment Strategy

The large upward move in equity markets during the 12-month period ended November 30, 2012 masked wide swings in market sentiment and share prices, as investors continued to weigh conflicting evidence about the sustainability of the economic recovery and progress toward a resolution of the European debt crisis. The period started on a positive note, as data released at the close of 2011 boosted investors’ confidence that the U.S.

economy was gaining momentum. The market rebound continued into the first three months of 2012, before ending in April on renewed worries about the resiliency of the U.S. recovery and familiar concerns about the escalating euro crisis. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the European Central Bank, boosted market sentiment and led to another rally that extended into the end of November, despite concerns that political dysfunction in the U.S. would bring about a self-imposed fiscal crisis that would threaten to derail growth in the world’s biggest economy.

The down cycle for value stocks has been present since 2009—and the extensive headwinds for value have been in place since late 2007, except for a brief respite in 2009. Outperformance streaks, on the other hand, have averaged four years. Despite the headwinds, the Fund is focused on attractively valued opportunities, which in the view of the International Value Investment Team (the “Team”) are widespread across most industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets whose stocks are trading at deep valuation discounts.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein International Value Fund*
Class A	14.81%	4.16%

Class B**	14.36%	3.30%

Class C	14.47%	3.36%

Advisor Class**	15.01%	4.46%

Class R**	14.70%	3.92%

Class K**	14.94%	4.28%

Class I**	15.19%	4.75%

MSCI EAFE Index (net)	18.16%	12.61%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance for all share classes of the Fund for the six- and 12-month periods ended November 30, 2012, by 0.02%. Includes the impact of proceeds received and credited to the Fund resulting from third-party regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2012 by 0.01%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/02 TO 11/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 11/30/02 to 11/30/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.16%	-0.25%
5 Years	-11.52%	-12.29%
10 Years	4.87%	4.42%

Class B Shares
1 Year	3.30%	-0.69%
5 Years	-12.21%	-12.21%
10 Years(a)	4.25%	4.25%

Class C Shares
1 Year	3.36%	2.36%
5 Years	-12.18%	-12.18%
10 Years	4.11%	4.11%

Advisor Class Shares†
1 Year	4.46%	4.46%
5 Years	-11.27%	-11.27%
10 Years	5.18%	5.18%

Class R Shares†
1 Year	3.92%	3.92%
5 Years	-11.72%	-11.72%
Since Inception*	2.19%	2.19%

Class K Shares†
1 Year	4.28%	4.28%
5 Years	-11.44%	-11.44%
Since Inception*	-1.63%	-1.63%

Class I Shares†
1 Year	4.75%	4.75%
5 Years	-11.10%	-11.10%
Since Inception*	-1.29%	-1.29%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.38%, 2.16%, 2.11%, 1.10%, 1.56%, 1.25% and 0.86% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	9.37%
5 Years	-10.86%
10 Years	5.21%

Class B Shares
1 Year	9.26%
5 Years	-10.80%
10 Years(a)	5.05%

Class C Shares
1 Year	12.30%
5 Years	-10.76%
10 Years	4.90%

Advisor Class Shares†
1 Year	14.49%
5 Years	-9.83%
10 Years	5.97%

Class R Shares†
1 Year	13.96%
5 Years	-10.28%
Since Inception*	2.78%

Class K Shares†
1 Year	14.36%
5 Years	-10.01%
Since Inception*	-0.92%

Class I Shares†
1 Year	14.83%
5 Years	-9.67%
Since Inception*	-0.57%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,148.10	$7.04	1.31%
Hypothetical**	$1,000	$1,018.45	$6.61	1.31%
Class B
Actual	$1,000	$1,143.60	$11.31	2.11%
Hypothetical**	$1,000	$1,014.45	$10.63	2.11%
Class C
Actual	$1,000	$1,144.70	$10.99	2.05%
Hypothetical**	$1,000	$1,014.75	$10.33	2.05%
Advisor Class
Actual	$1,000	$1,150.10	$5.43	1.01%
Hypothetical**	$1,000	$1,019.95	$5.10	1.01%
Class R
Actual	$1,000	$1,147.00	$8.43	1.57%
Hypothetical**	$1,000	$1,017.15	$7.92	1.57%
Class K
Actual	$1,000	$1,149.40	$6.77	1.26%
Hypothetical**	$1,000	$1,018.70	$6.36	1.26%
Class I
Actual	$1,000	$1,151.90	$4.52	0.84%
Hypothetical**	$1,000	$1,020.80	$4.24	0.84%

*    Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**  Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $607.0

*	All data are as of November 30, 2012. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) after “collateral” and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.3% or less in the following countries: China, Poland, Portugal, Singapore, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
BP PLC	$23,481,192	3.9%
AstraZeneca PLC	18,557,087	3.1
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	17,846,191	2.9
Roche Holding AG	15,332,133	2.5
Nippon Telegraph & Telephone Corp.	12,784,631	2.1
GlaxoSmithKline PLC	12,761,858	2.1
Vodafone Group PLC	12,752,640	2.1
HSBC Holdings PLC	11,784,679	2.0
Rio Tinto PLC	10,303,734	1.7
National Australia Bank Ltd.	9,855,994	1.6
	$145,460,139	24.0%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Financials – 22.2%
Capital Markets – 3.7%
Credit Suisse Group AG(a)	293,940	$6,963,930
Deutsche Bank AG (REG)	139,060	6,133,853
Macquarie Group Ltd.	266,060	9,107,796

		22,205,579

Commercial Banks – 11.7%
Banco do Brasil SA	564,800	5,791,262
Bank of Montreal	26,270	1,578,025
HSBC Holdings PLC	1,153,987	11,784,679
KB Financial Group, Inc.	162,603	5,361,661
Lloyds Banking Group PLC(a)	6,370,460	4,757,149
Mitsubishi UFJ Financial Group, Inc.	2,133,300	9,811,900
National Australia Bank Ltd.	388,250	9,855,994
Societe Generale SA(a)	223,896	8,116,305
Sumitomo Mitsui Financial Group, Inc.	249,000	8,060,229
Turkiye Vakiflar Bankasi Tao – Class D	1,320,770	3,200,612
Westpac Banking Corp.	95,134	2,533,868

		70,851,684

Diversified Financial Services – 2.2%
ING Groep NV(a)	1,006,015	9,090,333
ORIX Corp.	43,520	4,385,183

		13,475,516

Insurance – 3.4%
Aegon NV	773,500	4,448,319
Allianz SE	43,655	5,679,063
Aviva PLC	1,042,080	5,864,883
Suncorp Group Ltd.	450,760	4,562,431

		20,554,696

Real Estate Investment Trusts (REITs) – 0.7%
Stockland	1,265,900	4,480,254

Real Estate Management & Development – 0.5%
Evergrande Real Estate Group Ltd.(b)	6,397,000	3,192,555

		134,760,284

Consumer Discretionary – 14.7%
Auto Components – 4.2%
Cie Generale des Etablissements Michelin – Class B	89,360	8,328,353
GKN PLC	1,291,760	4,599,920
Magna International, Inc. (Toronto) – Class A(b)	105,560	4,925,460
NGK Spark Plug Co., Ltd.	199,400	2,421,675
Valeo SA	113,980	5,410,887

		25,686,295

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 6.9%
Bayerische Motoren Werke AG	92,340	$8,200,531
Honda Motor Co., Ltd.	215,200	7,172,902
Kia Motors Corp.	28,920	1,652,557
Mazda Motor Corp.(a)	2,610,000	4,136,225
Nissan Motor Co., Ltd.	862,400	8,405,349
Renault SA	82,370	4,126,350
Volkswagen AG (Preference Shares)	37,820	8,198,716

		41,892,630

Distributors – 0.2%
Jardine Cycle & Carriage Ltd.	28,000	1,120,582

Hotels, Restaurants & Leisure – 0.5%
Melco Crown Entertainment Ltd. (ADR)(a)(b)	221,020	3,372,765

Household Durables – 0.5%
Sony Corp.(b)	296,400	2,887,918

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	125,800	1,766,091

Media – 0.4%
Informa PLC	373,840	2,520,632

Specialty Retail – 1.2%
Shimamura Co., Ltd.	15,900	1,608,516
Yamada Denki Co., Ltd.(b)	154,030	5,452,436

		7,060,952

Textiles, Apparel & Luxury Goods – 0.5%
Yue Yuen Industrial Holdings Ltd.	916,000	3,190,512

		89,498,377

Energy – 13.5%
Energy Equipment & Services – 1.4%
Seadrill Ltd.	226,090	8,687,863

Oil, Gas & Consumable Fuels – 12.1%
BP PLC	3,382,340	23,481,192
China Petroleum & Chemical Corp. – Class H	3,684,000	3,897,204
ENI SpA	379,320	8,995,320
Gazprom OAO (Sponsored ADR)	583,050	5,189,145
JX Holdings, Inc.	761,600	4,078,749
LUKOIL OAO (London) (Sponsored ADR)	59,310	3,732,378
Petroleo Brasileiro SA (Sponsored ADR)	349,260	6,129,513
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	532,503	17,846,191

		73,349,692

		82,037,555

Health Care – 10.2%
Biotechnology – 1.1%
Actelion Ltd.(a)	134,270	6,655,161

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 9.1%
AstraZeneca PLC	390,690	$18,557,087
GlaxoSmithKline PLC	595,900	12,761,858
Novartis AG	134,040	8,306,101
Roche Holding AG	77,830	15,332,133

		54,957,179

		61,612,340

Materials – 8.8%
Chemicals – 2.8%
Agrium, Inc. (Toronto)	28,920	2,953,284
Air Water, Inc.	2,900	36,574
Denki Kagaku Kogyo KK	520,000	1,703,085
Koninklijke DSM NV	154,711	8,918,868
OCI Co., Ltd.(b)	12,440	1,735,327
Ube Industries Ltd./Japan	904,000	1,877,815

		17,224,953

Construction Materials – 0.5%
Taiheiyo Cement Corp.	1,288,000	2,882,226

Metals & Mining – 5.5%
Anglo American PLC	240,960	6,692,195
Dowa Holdings Co., Ltd.	255,700	1,671,407
Goldcorp, Inc.	58,790	2,290,996
KGHM Polska Miedz SA	65,450	3,713,789
Rio Tinto PLC	207,500	10,303,734
Vale SA (Sponsored ADR) (Local Preference Shares)	497,920	8,509,453

		33,181,574

		53,288,753

Industrials – 7.8%
Aerospace & Defense – 2.4%
European Aeronautic Defence and Space Co. NV	204,067	6,879,177
Safran SA	189,030	7,750,177

		14,629,354

Airlines – 0.4%
Cathay Pacific Airways Ltd.	220,000	386,569
Qantas Airways Ltd.(a)	1,632,850	2,260,764

		2,647,333

Building Products – 1.1%
Asahi Glass Co., Ltd.	877,000	6,705,126

Commercial Services & Supplies – 0.3%
Downer EDI Ltd.(a)	439,208	1,620,472

Electrical Equipment – 1.4%
Sumitomo Electric Industries Ltd.	760,500	8,249,174

Industrial Conglomerates – 0.5%
Jardine Matheson Holdings Ltd.	52,000	3,068,319

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.3%
IHI Corp.	775,000	$1,726,829

Road & Rail – 0.3%
Tokyu Corp.	383,000	1,967,411

Trading Companies & Distributors – 1.1%
Mitsubishi Corp.	247,700	4,715,020
Mitsui & Co., Ltd.(b)	136,000	1,887,629

		6,602,649

		47,216,667

Consumer Staples – 7.4%
Beverages – 0.7%
Asahi Group Holdings Ltd.	200,400	4,510,011

Food & Staples Retailing – 1.9%
Koninklijke Ahold NV	531,140	6,738,043
WM Morrison Supermarkets PLC	1,094,000	4,713,675

		11,451,718

Food Products – 0.5%
Nestle SA	44,920	2,940,356

Tobacco – 4.3%
British American Tobacco PLC	152,780	8,025,678
Imperial Tobacco Group PLC	210,970	8,442,603
Japan Tobacco, Inc.	314,300	9,424,142

		25,892,423

		44,794,508

Information Technology – 5.9%
Computers & Peripherals – 1.5%
Fujitsu Ltd.	1,521,000	5,782,160
Toshiba Corp.	800	2,740
Wistron Corp.	3,193,555	3,507,051

		9,291,951

Electronic Equipment, Instruments & Components – 1.2%
Hon Hai Precision Industry Co., Ltd.	574,000	1,843,067
LG Display Co., Ltd.(a)	178,630	5,704,700

		7,547,767

Office Electronics – 0.8%
Konica Minolta Holdings, Inc.	657,500	4,718,077

Semiconductors & Semiconductor Equipment – 2.0%
Advanced Semiconductor Engineering, Inc.	2,992,234	2,509,159
SK Hynix, Inc.(a)	153,270	3,460,374
Sumco Corp.(a)(b)	260,800	1,834,283
Tokyo Electron Ltd.	92,500	4,143,885

		11,947,701

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 0.4%
Nintendo Co., Ltd.	18,600	$2,235,233

		35,740,729

Telecommunication Services – 5.5%
Diversified Telecommunication Services – 2.9%
Nippon Telegraph & Telephone Corp.	284,200	12,784,631
Vivendi SA	220,213	4,737,297

		17,521,928

Wireless Telecommunication Services – 2.6%
NTT DoCoMo, Inc.	2,327	3,373,513
Vodafone Group PLC	4,943,585	12,752,640

		16,126,153

		33,648,081

Utilities – 2.7%
Electric Utilities – 0.9%
EDP - Energias de Portugal SA	1,628,966	4,121,808
Electricite de France SA	86,350	1,584,795

		5,706,603

Multi-Utilities – 1.8%
E.ON SE	326,740	5,892,108
National Grid PLC(b)	437,270	4,942,612

		10,834,720

		16,541,323

Total Investments Before Security Lending Collateral for Securities Loaned – 98.7% (cost $592,304,071)		599,138,617

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.0%
Investment Companies – 4.0%
AllianceBernstein Exchange Reserves – Class I, 0.13%(c) (cost $24,528,150)	24,528,150	24,528,150

Total Investments – 102.7% (cost $616,832,221)		623,666,767
Other assets less liabilities – (2.7)%		(16,690,311)

Net Assets – 100.0%		$606,976,456

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	102	December 2012	$3,377,600	$3,421,203	$43,603

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	4,557	JPY	357,428	12/14/12	$(221,008)
Barclays Bank PLC Wholesale	USD	34,416	SEK	228,647	12/14/12	(60,213)
Barclays Bank PLC Wholesale	USD	3,011	EUR	2,325	3/15/13	15,637
BNP Paribas SA	JPY	923,513	USD	11,580	12/14/12	375,748
BNP Paribas SA	NOK	24,207	USD	4,255	12/14/12	(16,615)
Canadian Imperial Bank of Commerce	CAD	1,620	USD	1,629	3/15/13	1,729
Citibank NA	JPY	2,565,968	USD	32,427	12/14/12	1,296,476
Credit Suisse London Branch (GFX)	NOK	16,166	USD	2,809	12/14/12	(43,962)
Credit Suisse London Branch (GFX)	USD	119,939	EUR	92,224	12/14/12	16,113
Credit Suisse London Branch (GFX)	GBP	4,364	USD	7,001	3/15/13	11,368
Goldman Sachs Capital Markets LP	AUD	13,302	USD	13,706	12/14/12	(165,101)
Goldman Sachs Capital Markets LP	GBP	13,876	USD	22,492	12/14/12	260,711
HSBC BankUSA	EUR	3,474	USD	4,277	12/14/12	(241,487)
HSBC BankUSA	USD	31,833	GBP	19,950	12/14/12	129,104
HSBC BankUSA	USD	1,857	HKD	14,392	12/14/12	(45)
HSBC BankUSA	USD	34,883	NOK	201,651	12/14/12	703,900
JPMorgan Chase Bank, NA	GBP	8,576	USD	13,747	12/14/12	7,355
Royal Bank of Canada	CAD	11,336	USD	11,577	12/14/12	167,884
Royal Bank of Canada	JPY	1,318,374	USD	16,801	12/14/12	805,932
Royal Bank of Canada	USD	2,232	CAD	2,235	12/14/12	17,910
Royal Bank of Scotland PLC	CHF	2,868	USD	3,077	12/14/12	(18,580)
Royal Bank of Scotland PLC	EUR	50,144	USD	64,243	12/14/12	(978,695)
Royal Bank of Scotland PLC	USD	25,011	AUD	24,225	12/14/12	250,771
Standard Chartered Bank	HKD	81,096	USD	10,464	12/14/12	612
State Street Bank & Trust Co.	NOK	8,822	USD	1,522	12/14/12	(35,264)
State Street Bank & Trust Co.	SEK	10,361	USD	1,523	12/14/12	(34,293)
UBS AG	AUD	14,593	USD	15,140	12/14/12	(77,003)
UBS AG	CHF	8,679	USD	9,361	12/14/12	(6,255)
UBS AG	JPY	1,408,787	USD	18,024	12/14/12	931,923
UBS AG	SEK	10,464	USD	1,565	12/14/12	(7,034)
UBS AG	USD	2,156	EUR	1,690	3/15/13	44,482

						$3,132,100

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $592,304,071)	$599,138,617	(a)
Affiliated issuers (cost $24,528,150 – investment of cash collateral for securities loaned)	24,528,150
Cash	256,157	(b)
Foreign currencies, at value (cost $1,352,830)	1,346,136
Dividends and interest receivable	6,187,970
Unrealized appreciation of forward currency exchange contracts	5,237,062
Receivable for investment securities sold and foreign currency transactions	2,531,462
Receivable for shares of beneficial interest sold	1,076,750
Receivable for variation margin on futures contracts	97

Total assets	640,302,401

Liabilities
Due to custodian	1,282,446
Payable for collateral received on securities loaned	24,528,150
Payable for shares of beneficial interest redeemed	4,193,439
Unrealized depreciation of forward currency exchange contracts	2,104,962
Advisory fee payable	386,340
Distribution fee payable	177,285
Transfer Agent fee payable	74,122
Administrative fee payable	12,212
Payable for foreign currency transactions	1,031
Accrued expenses	565,958

Total liabilities	33,325,945

Net Assets	$606,976,456

Composition of Net Assets
Paid-in capital	$5,386,779,022
Undistributed net investment income	13,150,787
Accumulated net realized loss on investment and foreign currency transactions	(4,803,182,668)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	10,229,315

	$606,976,456

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$288,745,833	25,685,677	$11.24	*

B	$19,381,220	1,776,085	$10.91

C	$91,260,707	8,354,598	$10.92

Advisor	$140,362,444	12,212,569	$11.49

R	$34,488,213	3,089,905	$11.16

K	$15,736,743	1,401,560	$11.23

I	$17,001,296	1,505,167	$11.30

(a)	Includes securities on loan with a value of $23,273,978 (see Note E).

(b)	An amount of $256,157 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2012.

*	The maximum offering price per share for Class A shares was $11.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,969,375)	$30,837,018
Affiliated issuers	62,715
Interest	52,762
Securities lending income	1,352,396	$32,304,891

Expenses
Advisory fee (see Note B)	6,542,513
Distribution fee—Class A	1,140,968
Distribution fee—Class B	239,796
Distribution fee—Class C	1,074,685
Distribution fee—Class R	196,172
Distribution fee—Class K	65,631
Transfer agency—Class A	1,051,639
Transfer agency—Class B	85,526
Transfer agency—Class C	325,024
Transfer agency—Advisor Class	569,218
Transfer agency—Class R	102,009
Transfer agency—Class K	52,505
Transfer agency—Class I	18,671
Custodian	285,182
Audit	111,655
Registration fees	88,757
Trustees’ fees	56,268
Administrative	52,120
Legal	47,164
Miscellaneous	64,017

Total expenses		12,169,520

Net investment income		20,135,371

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(140,535,773)
Futures contracts		1,067,575
Options written		1,127,523
Foreign currency transactions		(11,654,959)
Net change in unrealized appreciation/depreciation of:
Investments		147,607,346 (a)
Futures contracts		(430,580)
Foreign currency denominated assets and liabilities		8,668,793

Net gain on investment and foreign currency transactions		5,849,925

Net Increase in Net Assets from Operations		$25,985,296

(a)	Net of decrease in accrued foreign capital gains taxes of $7,834.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2012	Year Ended November 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$20,135,371	$37,965,976
Net realized loss on investment and foreign currency transactions	(149,995,634)	(83,957,785)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	155,845,559	(43,878,058)

Net increase (decrease) in net assets from operations	25,985,296	(89,869,867)
Dividends to Shareholders from
Net investment income
Class A	(21,821,833)	(31,997,779)
Class B	(993,626)	(1,370,528)
Class C	(4,496,985)	(5,671,015)
Advisor Class	(12,797,179)	(30,232,325)
Class R	(1,867,054)	(2,264,694)
Class K	(1,490,522)	(4,691,614)
Class I	(9,565,426)	(15,655,569)
Transactions in Shares of Beneficial Interest
Net decrease	(611,779,401)	(1,241,119,867)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	163,729	33,718

Total decrease	(638,663,001)	(1,422,839,540)
Net Assets
Beginning of period	1,245,639,457	2,668,478,997

End of period (including undistributed net investment income of $13,150,787 and $54,367,499, respectively)	$606,976,456	$1,245,639,457

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund (formerly, AllianceBernstein Small/Mid Cap Value Fund) and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$7,369,287		$127,390,997		$	– 0	–	$134,760,284
Consumer Discretionary	8,298,225		81,200,152			– 0	–	89,498,377
Energy	15,051,036		66,986,519			– 0	–	82,037,555
Health Care	– 0	–	61,612,340			– 0	–	61,612,340
Materials	13,753,733		39,535,020			– 0	–	53,288,753
Industrials	– 0	–	47,216,667			– 0	–	47,216,667
Consumer Staples	– 0	–	44,794,508			– 0	–	44,794,508
Information Technology	– 0	–	35,740,729			– 0	–	35,740,729
Telecommunication Services	– 0	–	33,648,081			– 0	–	33,648,081
Utilities	– 0	–	16,541,323			– 0	–	16,541,323
Investments of Cash Collateral for Securities Loaned in Affiliated money Market Fund	24,528,150		– 0	–		– 0	–	24,528,150

Total Investments in Securities	69,000,431		554,666,336	+		– 0	–	623,666,767
Other Financial Instruments*:
Assets:
Futures Contracts	43,603		– 0	–		– 0	–	43,603	#
Forward Currency Exchange Contracts	– 0	–	5,237,062			– 0	–	5,237,062
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(2,104,962)			– 0	–	(2,104,962)

Total^	$69,044,034		$557,798,436		$	– 0	–	$626,842,470

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	An amount of $46,920,163 transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy and assumes the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Energy			Total
Balance as of 11/30/11		$7,696,631			$7,696,631
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		(90,620)			(90,620)
Change in unrealized appreciation/depreciation		467,524			467,524
Purchases		– 0	–		– 0	–
Sales		(8,073,535)			(8,073,535)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 11/30/12	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/12*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2012, the reimbursement for such services amounted to $52,120.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $960,119 for the year ended November 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,093 from the sale of Class A shares and received $18,019, $5,890 and $3,228 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2012.

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)		Dividend Income (000)
$12,470	$232,666	$245,136	$	– 0 –	$5

Brokerage commissions paid on investment transactions for the year ended November 30, 2012 amounted to $1,306,782, of which $0 and $14,264, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,720,575, $6,019,237, $2,123,051 and $2,301,478 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$293,585,868		$927,255,413
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$626,544,126

Gross unrealized appreciation	$67,105,455
Gross unrealized depreciation	(69,982,814)

Net unrealized depreciation	$(2,877,359)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2012, the Fund held futures contracts for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2012, the Fund held purchased options for hedging purposes. During the year ended November 30, 2012, the Fund held written options for hedging purposes.

For the year ended November 30, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/11	– 0	–	$	– 0	–
Options written	48,100			1,235,221
Options expired	– 0	–		– 0	–
Options bought back	(48,100)			(1,235,221)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 11/30/12	– 0	–	$	– 0	–

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of November 30, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $1,028,569. If a trigger event had occurred at November 30, 2012, for those derivatives in a net liability position, an amount of $1,028,569 would be required to be posted by the Fund.

At November 30, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,237,062		Unrealized depreciation of forward currency exchange contracts	$2,104,962

Equity contracts	Receivable/Payable for variation margin on futures contracts	43,603	*

Total		$5,280,665			$2,104,962

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(10,882,712)	$8,684,806

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	1,067,575	(430,580)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$1,127,523	$	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,213,052)		– 0	–

Total		$(13,900,666)		$8,254,226

The following table represents the volume of the Fund’s derivative transactions during the year ended November 30, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$331,274,344
Average principal amount of sale contracts	$331,256,996

Futures Contracts:
Average original value of buy contracts	$8,933,399

Purchased Options:
Average monthly cost	$6,807,097	(a)

(a)	Positions were open three months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2012, the Fund had securities on loan with a value of $23,273,978 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $24,528,150. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,352,396 and $57,612 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$ 13,701	$725,773	$714,946	$24,528	$58

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class A
Shares sold	3,972,131	7,686,781	$43,331,536	$101,731,001

Shares issued in reinvestment of dividends	1,921,359	2,211,644	20,039,773	29,879,310

Shares converted from Class B	298,324	339,690	3,258,762	4,483,157

Shares redeemed	(24,813,088)	(40,177,003)	(268,066,237)	(536,693,100)

Net decrease	(18,621,274)	(29,938,888)	$(201,436,166)	$(400,599,632)

Class B
Shares sold	33,409	41,677	$360,033	$535,605

Shares issued in reinvestment of dividends	87,458	93,574	892,066	1,233,307

Shares converted to Class A	(306,225)	(349,694)	(3,258,762)	(4,483,157)

Shares redeemed	(736,689)	(1,373,232)	(7,886,779)	(17,778,673)

Net decrease	(922,047)	(1,587,675)	$(9,893,442)	$(20,492,918)

Class C
Shares sold	533,331	643,579	$5,650,069	$8,277,906

Shares issued in reinvestment of dividends	397,284	389,096	4,052,295	5,136,065

Shares redeemed	(4,403,456)	(7,059,823)	(46,995,120)	(91,633,574)

Net decrease	(3,472,841)	(6,027,148)	$(37,292,756)	$(78,219,603)

Advisor Class
Shares sold	2,162,406	4,807,708	$23,745,021	$65,541,732

Shares issued in reinvestment of dividends	930,456	1,940,484	9,890,748	26,701,055

Shares redeemed	(16,160,692)	(43,361,563)	(180,090,075)	(576,968,096)

Net decrease	(13,067,830)	(36,613,371)	$(146,454,306)	$(484,725,309)

Class R
Shares sold	660,317	1,000,484	$7,144,237	$13,166,670

Shares issued in reinvestment of dividends	180,000	168,334	1,866,605	2,264,090

Shares redeemed	(1,631,736)	(2,752,481)	(17,555,743)	(36,617,986)

Net decrease	(791,419)	(1,583,663)	$(8,544,901)	$(21,187,226)

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class K
Shares sold	425,758	1,107,526	$4,640,098	$14,847,781

Shares issued in reinvestment of dividends	143,319	349,338	1,490,522	4,691,612

Shares redeemed	(2,583,392)	(8,154,524)	(27,702,923)	(110,539,558)

Net decrease	(2,014,315)	(6,697,660)	$(21,572,303)	$(91,000,165)

Class I
Shares sold	453,211	1,459,421	$5,183,610	$19,498,992

Shares issued in reinvestment of dividends	907,393	1,132,934	9,464,106	15,362,590

Shares redeemed	(18,354,712)	(13,479,663)	(201,233,243)	(179,756,596)

Net decrease	(16,994,108)	(10,887,308)	$(186,585,527)	$(144,895,014)

For the year ended November 30, 2012 and the year ended November 30, 2011, the Fund received $163,729 and $33,718, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$53,032,625	$91,883,524

Total taxable distributions paid	$53,032,625	$91,883,524

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$18,407,193
Accumulated capital and other losses	(4,795,595,639	)(a)
Unrealized appreciation/(depreciation)	(2,614,123	)(b)

Total accumulated earnings/(deficit)	$(4,779,802,569)

(a)	As of November 30, 2012, the Fund had a net capital loss carryforward of $4,795,595,639.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2012, the Fund had a net capital loss carryforward of $4,795,595,639 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$910,262,011	N/A	2016
3,355,600,017	N/A	2017
200,531,013	N/A	2018
123,201,431	N/A	2019
44,008,924	$161,992,243	No expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.31	$ 13.07	$ 13.55	$ 9.78	$ 24.18

Income From Investment Operations
Net investment income(a)	.25	.24	.17	.20	(b)	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(1.55)	(.48)	3.57	(13.46)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.43	(1.31)	(.31)	3.77	(13.01)

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.45)	(.17)	– 0	–	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.50)	(.45)	(.17)	– 0	–	(1.39)

Net asset value, end of period	$ 11.24	$ 11.31	$ 13.07	$ 13.55	$ 9.78

Total Return
Total investment return based on net asset value(d)	4.16	%*†	(10.60)%	(2.30)%	38.55	%*	(56.98)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$289	$501	$971	$1,810	$2,118
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.41%	1.38%	1.33	%(e)	1.27%	1.14%
Expenses, before waivers/reimbursements	1.41%	1.38%	1.33	%(e)	1.29%	1.14%
Net investment income	2.33%	1.81%	1.30	%(e)	1.89	%(b)	2.45%
Portfolio turnover rate	34%	52%	41%	48%	38%

See footnote summary on page 47.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.95	$ 12.65	$ 13.12	$ 9.55	$ 23.65

Income From Investment Operations
Net investment income(a)	.16	.13	.07	.12	(b)	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(1.50)	(.46)	3.45	(13.16)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.34	(1.37)	(.39)	3.57	(12.86)

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.33)	(.08)	– 0	–	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.38)	(.33)	(.08)	– 0	–	(1.24)

Net asset value, end of period	$ 10.91	$ 10.95	$ 12.65	$ 13.12	$ 9.55

Total Return
Total investment return based on net asset value(d)	3.30	%*†	(11.29)%	(3.01)%	37.38	%*	(57.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,381	$29,540	$54,223	$87,475	$94,538
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.19%	2.16%	2.10	%(e)	2.04%	1.88%
Expenses, before waivers/reimbursements	2.19%	2.16%	2.10	%(e)	2.07%	1.88%
Net investment income	1.51%	1.04%	.58	%(e)	1.10	%(b)	1.66%
Portfolio turnover rate	34%	52%	41%	48%	38%

See footnote summary on page 47.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.97	$ 12.67	$ 13.14	$ 9.56	$ 23.66

Income From Investment Operations
Net investment income(a)	.17	.14	.08	.12	(b)	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	(1.51)	(.47)	3.46	(13.18)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.34	(1.37)	(.39)	3.58	(12.86)

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.33)	(.08)	– 0	–	(.19)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.39)	(.33)	(.08)	– 0	–	(1.24)

Net asset value, end of period	$ 10.92	$ 10.97	$ 12.67	$ 13.14	$ 9.56

Total Return
Total investment return based on net asset value(d)	3.36	%*†	(11.27)%	(3.00)%	37.45	%*	(57.27)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,261	$129,755	$226,241	$358,950	$419,340
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.13%	2.11%	2.06	%(e)	2.00%	1.86%
Expenses, before waivers/reimbursements	2.13%	2.11%	2.06	%(e)	2.02%	1.86%
Net investment income	1.57%	1.09%	.63	%(e)	1.13	%(b)	1.72%
Portfolio turnover rate	34%	52%	41%	48%	38%

See footnote summary on page 47.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 11.55		$ 13.36		$ 13.84		$ 9.96		$ 24.60

Income From Investment Operations
Net investment income(a)	.29		.28		.22		.24	(b)	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18		(1.59)		(.48)		3.64		(13.71)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.47		(1.31)		(.26)		3.88		(13.19)

Less: Dividends and Distributions
Dividends from net investment income	(.53)		(.50)		(.22)		– 0	–	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.53)		(.50)		(.22)		– 0	–	(1.45)

Net asset value, end of period	$ 11.49		$ 11.55		$ 13.36		$ 13.84		$ 9.96

Total Return
Total investment return based on net asset value(d)	4.46	%*†	(10.39	) %	(1.95	) %	38.96	%*	(56.87	) %
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$140		$292		$827		$1,196		$1,418
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.10%		1.03	%(e)	.97%		.84%
Expenses, before waivers/reimbursements	1.11%		1.10%		1.03	%(e)	.99%		.84%
Net investment income	2.57%		2.08%		1.68	%(e)	2.14	%(b)	2.77%
Portfolio turnover rate	34%		52%		41%		48%		38%

See footnote summary on page 47.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 11.24		$ 13.00		$ 13.41		$ 9.70		$ 24.02

Income From Investment Operations
Net investment income(a)	.23		.22		.15		.20	(b)	.35	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17		(1.56)		(.48)		3.51		(13.30)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.40		(1.34)		(.33)		3.71		(12.95)

Less: Dividends and Distributions
Dividends from net investment income	(.48)		(.42)		(.08)		– 0	–	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.48)		(.42)		(.08)		– 0	–	(1.37)

Net asset value, end of period	$ 11.16		$ 11.24		$ 13.00		$ 13.41		$ 9.70

Total Return
Total investment return based on net asset value(d)	3.92	%*†	(10.83)%		(2.46)%		38.25	%*	(57.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,488		$43,628		$71,023		$106,675		$177,471
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.59%		1.56%		1.56	%(e)	1.47%		1.40%
Expenses, before waivers/reimbursements	1.59%		1.56%		1.56	%(e)	1.48%		1.46%
Net investment income	2.16%		1.65%		1.12	%(e)	1.78	%(b)	2.10	%(b)
Portfolio turnover rate	34%		52%		41%		48%		38%

See footnote summary on page 47.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2012		2011		2010		2009		2008

Net asset value, beginning of period	$ 11.26		$ 13.03		$ 13.50		$ 9.74		$ 24.10

Income From Investment Operations
Net investment income(a)	.27		.25		.18		.22	(b)	.46	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17		(1.54)		(.46)		3.54		(13.41)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.44		(1.29)		(.28)		3.76		(12.95)

Less: Dividends and Distributions
Dividends from net investment income	(.47)		(.48)		(.19)		– 0	–	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.47)		(.48)		(.19)		– 0	–	(1.41)

Net asset value, end of period	$ 11.23		$ 11.26		$ 13.03		$ 13.50		$ 9.74

Total Return
Total investment return based on net asset value(d)	4.28	%*†	(10.52	) %	(2.13	) %	38.60	%*	(56.97	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,737		$38,454		$131,756		$183,997		$163,512
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28%		1.25%		1.25	%(e)	1.17%		1.15%
Expenses, before waivers/reimbursements	1.28%		1.25%		1.25	%(e)	1.18%		1.16%
Net investment income	2.54%		1.91%		1.43	%(e)	2.02	%(b)	2.50	%(b)
Portfolio turnover rate	34%		52%		41%		48%		38%

See footnote summary on page 47.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 11.40	$ 13.20	$ 13.68	$ 9.83	$ 24.28

Income From Investment Operations
Net investment income(a)	.30	.30	.25	.25	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(1.56)	(.49)	3.60	(13.52)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.49	(1.26)	(.24)	3.85	(12.98)

Less: Dividends and Distributions
Dividends from net investment income	(.59)	(.54)	(.24)	– 0	–	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(1.05)

Total dividends and distributions	(.59)	(.54)	(.24)	– 0	–	(1.47)

Net asset value, end of period	$ 11.30	$ 11.40	$ 13.20	$ 13.68	$ 9.83

Total Return
Total investment return based on net asset value(d)	4.75	%*†	(10.23)%	(1.78)%	39.17	%*	(56.81)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,001	$210,944	$387,780	$575,955	$650,777
Ratio to average net assets of:
Expenses	.85%	.86%	.86	%(e)	.80%	.76%
Net investment income	2.70%	2.28%	1.86	%(e)	2.31%	2.93%
Portfolio turnover rate	34%	52%	41%	48%	38%

See footnote summary on page 47.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2012 and November 30, 2009 by 0.02% and 0.02%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.01%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Trust and Shareholders of the AllianceBernstein International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein International Value Fund (one of the funds constituting AllianceBernstein Trust) (the “Fund”) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2013

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2012.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2012, $1,516,885 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $18,771,251.

For the taxable year ended November 30, 2012, the Fund designates $17,349,312 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

2012 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and
John H. Dobkin(1)	Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,	Takeo Aso(2), Vice President
Senior Vice President and	Avi Lavi(2), Vice President
Independent Compliance Officer	Emilie D. Wrapp, Secretary
Sharon E. Fay(2), Senior Vice President	Joseph J. Mantineo, Treasurer and
Kevin F. Simms(2), Senior Vice President	Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust
Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. Aso, Lavi and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 80 (2001)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

John H. Dobkin, # 70 (2001)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc., and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi- conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi- conductors) and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to March 2003.

Sharon E. Fay 52	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Kevin F. Simms 46	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Takeo Aso 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

AVI LAVI 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;
4.	Profit margins of the Adviser and its affiliates from supplying such services;
5.	Possible economies of scale as the Fund grows larger; and
6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.
2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,034.0	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $54,538 (0.003% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
International Value Fund	Advisor	1.10%	November 30
	Class A	1.38%
	Class B	2.16%
	Class C	2.11%
	Class R	1.56%
	Class K	1.25%
	Class I	0.86%

3	Jones v. Harris at 1427.
4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:6

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund	$1,034.0	International Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.419%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.7 Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.
7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

62	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2012 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client #1[8]	0.60% of average daily net assets	0.600%	0.750%

	Client #2[9]	0.75% on first $50 million 0.60% on next $15 million 0.50% on next $70 million 0.40% on the balance	0.427%	0.750%

	Client # 3	0.35% on first $1 billion 0.325% on the balance	0.349%	0.750%

	Client # 4	0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee	0.219%[10]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

10	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	63

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
International Value Fund[15]	0.750	0.793	5/14

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	The Fund’s EG includes the Fund, three other International Large Cap Value Funds (“ILCV”) and ten International Large-Cap Core Funds (“ILCC”).

64	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[18]	1.379	1.346	9/14	1.473	19/54

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased slightly during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads,

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

18	The Fund’s EU includes the Fund, EG and all other ILCV and ILCC, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	65

contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,667, $5,130,634 and $66,544 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,591,888 in fees from the Fund.19

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

66	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
21	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

22	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	67

regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund24 relative to its Lipper Performance Universe (“PU”)25 for the periods ended February 29, 2012.26

	Fund	PG Median	PU Median	PG Rank	PU Rank
International Value Fund
1 year	-14.88	-10.97	-10.00	4/4	17/19
3 year	17.83	16.58	18.29	2/4	12/18
5 year	-9.12	-4.28	-5.05	4/4	14/14
10 year	5.25	6.00	5.41	4/4	7/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

24	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

25	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

26	Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

68	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

	Periods Ending February 29, 2012
	Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
International Value Fund	-14.87	17.83	-9.12	5.25	4.83	22.19	0.26	10
MSCI EAFE Index (Net)	-7.45	19.74	-2.93	6.31	4.37	18.69	0.32	10
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	69

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

70	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	73

NOTES

74	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	75

NOTES

76	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1112

ANNUAL REPORT

AllianceBernstein

Value Fund

November 30, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 11, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the annual reporting period ended November 30, 2012.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued.

The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2012.

During both periods, the Fund rose in absolute terms, but underperformed its benchmark, before sales charges. During the 12-month period, security selection drove the underperformance, notably in the financial, technology and consumer growth sectors. Sector selection was neutral, as a positive overweight in consumer growth was offset by a negative overweight in technology.

During the six-month period, security selection was the main source of underperformance, particularly in the technology, consumer growth and services sectors. Sector selection was positive, which offset some of these losses. An overweight in consumer growth was beneficial to returns.

The Fund did not employ leverage or derivatives during either period.

Market Review and Investment Strategy

The large upward move in equity markets during the 12-month period ended November 30, 2012 masked wide swings in market sentiment and share prices, as investors continued to weigh conflicting evidence about the sustainability of the economic recovery and progress toward a resolution of the European debt crisis. The period started on a positive note, as data released at the close of 2011 boosted investors’ confidence that the world’s largest economy was gaining momentum. The market rebound continued into the first three months of 2012, before ending in April on renewed worries about the resiliency of the U.S. recovery and familiar concerns about the escalating euro crisis. A rescue plan put forth in June

ALLIANCEBERNSTEIN VALUE FUND •	1

by European political leaders to tentatively address the structural imbalances in the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the European Central Bank, boosted market sentiment and led to another rally that extended into the end of November, despite concerns that political dysfunction in the U.S. would bring about a self-imposed fiscal crisis that would threaten to derail growth in the world’s biggest economy.

The current down cycle for value stocks has gone on for two and a half years—and the extensive headwinds for value have been in place since late 2007, except for a brief respite in 2009. Outperformance streaks, on the other hand, have averaged four years. Despite the headwinds, the Fund is focused on what the U.S. Value Senior Investment Management Team views as attractively-valued opportunities (companies with robust cash flow generation and strong balance sheets whose stocks are trading at deep valuation discounts), which are widespread across most industry sectors and regions.

2	• ALLIANCEBERNSTEIN VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN VALUE FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Value Fund
Class A	9.42%	13.60%

Class B*	9.31%	13.53%

Class C	9.00%	12.87%

Advisor Class**	9.40%	13.98%

Class R**	9.17%	13.38%

Class K**	9.32%	13.58%

Class I**	9.47%	14.09%

Russell 1000 Value Index	11.20%	17.45%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

11/30/02 TO 11/30/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund Class A shares (from 11/30/02 to 11/30/12) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2012

	NAV Returns	SEC Returns
Class A Shares
1 Year	13.60%	8.80%
5 Years	-4.04%	-4.87%
10 Years	3.53%	3.09%
Class B Shares
1 Year	13.53%	9.53%
5 Years	-4.16%	-4.16%
10 Years(a)	3.26%	3.26%
Class C Shares
1 Year	12.87%	11.87%
5 Years	-4.78%	-4.78%
10 Years	2.77%	2.77%
Advisor Class Shares†
1 Year	13.98%	13.98%
5 Years	-3.80%	-3.80%
10 Years	3.83%	3.83%
Class R Shares†
1 Year	13.38%	13.38%
5 Years	-4.36%	-4.36%
Since Inception*	1.86%	1.86%
Class K Shares†
1 Year	13.58%	13.58%
5 Years	-4.06%	-4.06%
Since Inception*	-0.05%	-0.05%
Class I Shares†
1 Year	14.09%	14.09%
5 Years	-3.70%	-3.70%
Since Inception*	0.27%	0.27%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.09%, 1.88%, 1.82%, 0.79%, 1.43%, 1.12% and 0.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R shares; and 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	10.00%
5 Years	-4.04%
10 Years	3.80%

Class B Shares
1 Year	10.61%
5 Years	-3.34%
10 Years(a)	3.99%

Class C Shares
1 Year	12.96%
5 Years	-3.95%
10 Years	3.49%

Advisor Class Shares†
1 Year	15.21%
5 Years	-2.96%
10 Years	4.56%

Class R Shares†
1 Year	14.46%
5 Years	-3.53%
Since Inception*	2.13%

Class K Shares†
1 Year	14.78%
5 Years	-3.24%
Since Inception*	0.27%

Class I Shares†
1 Year	15.35%
5 Years	-2.84%
Since Inception*	0.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

*	Inception dates: 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,094.20	$5.86	1.12%
Hypothetical**	$1,000	$1,019.40	$5.65	1.12%
Class B
Actual	$1,000	$1,093.10	$6.33	1.21%
Hypothetical**	$1,000	$1,018.95	$6.11	1.21%
Class C
Actual	$1,000	$1,090.00	$9.61	1.84%
Hypothetical**	$1,000	$1,015.80	$9.27	1.84%
Advisor Class
Actual	$1,000	$1,094.00	$4.29	0.82%
Hypothetical**	$1,000	$1,020.90	$4.14	0.82%
Class R
Actual	$1,000	$1,091.70	$7.48	1.43%
Hypothetical**	$1,000	$1,017.85	$7.21	1.43%
Class K
Actual	$1,000	$1,093.20	$6.02	1.15%
Hypothetical**	$1,000	$1,019.25	$5.81	1.15%
Class I
Actual	$1,000	$1,094.70	$3.77	0.72%
Hypothetical**	$1,000	$1,021.40	$3.64	0.72%

*    Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**  Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $355.3

TEN LARGEST HOLDINGS**

November 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$22,281,792	6.3%
Pfizer, Inc.	14,739,282	4.1
General Electric Co.	12,443,457	3.5
Wells Fargo & Co.	12,071,757	3.4
Citigroup, Inc.’	10,094,440	2.8
Chevron Corp.	8,656,011	2.4
AT&T, Inc.	7,064,910	2.0
Bank of America Corp.	6,937,496	2.0
Cisco Systems, Inc.	6,813,273	1.9
Merck & Co., Inc.	6,707,020	1.9
	$107,809,438	30.3%

*	All data are as of November 30, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 22.9%
Capital Markets – 1.9%
Morgan Stanley	206,500	$3,483,655
State Street Corp.	71,000	3,155,240

		6,638,895

Commercial Banks – 8.5%
BB&T Corp.	130,100	3,664,917
CIT Group, Inc.(a)	157,300	5,827,965
Fifth Third Bancorp	45,700	669,048
KeyCorp	54,900	443,592
PNC Financial Services Group, Inc.	25,700	1,442,798
Regions Financial Corp.	79,700	531,599
SunTrust Banks, Inc.	26,700	724,905
US Bancorp	146,400	4,722,864
Wells Fargo & Co.	365,700	12,071,757

		30,099,445

Consumer Finance – 1.3%
Discover Financial Services	110,300	4,589,583

Diversified Financial Services – 6.4%
Bank of America Corp.	703,600	6,937,496
Citigroup, Inc.	292,000	10,094,440
JPMorgan Chase & Co.	143,400	5,890,872

		22,922,808

Insurance – 4.8%
Berkshire Hathaway, Inc.(a)	25,800	2,272,464
Chubb Corp. (The)	18,600	1,432,014
Fidelity National Financial, Inc. – Class A	106,500	2,578,365
MetLife, Inc.	42,300	1,403,937
PartnerRe Ltd.	34,200	2,834,496
Reinsurance Group of America, Inc. – Class A	40,000	2,048,000
Torchmark Corp.	39,900	2,074,401
Travelers Cos., Inc. (The)	22,700	1,607,614
Validus Holdings Ltd.	25,700	911,322

		17,162,613

		81,413,344

Consumer Discretionary – 17.7%
Auto Components – 1.8%
Lear Corp.	77,500	3,384,425
Magna International, Inc. (New York) – Class A(b)	9,800	455,014
TRW Automotive Holdings Corp.(a)	49,200	2,491,488

		6,330,927

Automobiles – 2.0%
Ford Motor Co.	448,200	5,131,890
General Motors Co.(a)	76,500	1,979,820

		7,111,710

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.1%
MGM Resorts International(a)	394,900	$4,008,235

Household Durables – 1.0%
PulteGroup, Inc.(a)	215,800	3,627,598

Media – 7.9%
Comcast Corp. – Class A	173,100	6,435,858
DIRECTV(a)	57,900	2,877,630
Gannett Co., Inc.	134,800	2,412,920
McGraw-Hill Cos., Inc. (The)	73,300	3,892,963
News Corp. – Class A	139,700	3,442,208
Time Warner Cable, Inc. – Class A	42,900	4,070,781
Viacom, Inc. – Class B	93,400	4,820,374

		27,952,734

Multiline Retail – 1.2%
Macy’s, Inc.	112,900	4,369,230

Specialty Retail – 2.7%
GameStop Corp. – Class A(b)	53,300	1,399,125
Home Depot, Inc. (The)	22,300	1,451,061
Lowe’s Cos., Inc.	75,300	2,717,577
TJX Cos., Inc.	89,300	3,959,562

		9,527,325

		62,927,759

Energy – 14.9%
Energy Equipment & Services – 2.8%
Diamond Offshore Drilling, Inc.(b)	42,600	2,939,400
Helmerich & Payne, Inc.	69,300	3,617,460
Nabors Industries Ltd.(a)	46,700	686,490
Transocean Ltd.	59,800	2,762,760

		10,006,110

Oil, Gas & Consumable Fuels – 12.1%
BP PLC (Sponsored ADR)	129,500	5,407,920
Chevron Corp.	81,900	8,656,011
Cimarex Energy Co.	25,900	1,557,108
Exxon Mobil Corp.	252,800	22,281,792
Marathon Oil Corp.	34,600	1,067,410
Royal Dutch Shell PLC (ADR)	40,100	2,685,497
Valero Energy Corp.	37,300	1,203,298

		42,859,036

		52,865,146

Health Care – 13.7%
Biotechnology – 0.4%
Vertex Pharmaceuticals, Inc.(a)	40,300	1,603,537

Health Care Equipment & Supplies – 1.1%
Medtronic, Inc.	90,700	3,819,377

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.4%
Aetna, Inc.	27,900	$1,205,001
Health Net, Inc.(a)	63,200	1,488,360
WellPoint, Inc.	103,000	5,757,700

		8,451,061

Pharmaceuticals – 9.8%
AstraZeneca PLC (Sponsored ADR)	120,100	5,709,554
Johnson & Johnson	77,600	5,411,048
Merck & Co., Inc.	151,400	6,707,020
Pfizer, Inc.	589,100	14,739,282
Roche Holding AG (Sponsored ADR)	43,500	2,140,635

		34,707,539

		48,581,514

Consumer Staples – 8.3%
Beverages – 0.1%
Coca-Cola Enterprises, Inc.	13,800	430,284

Food & Staples Retailing – 2.4%
CVS Caremark Corp.	64,800	3,013,848
Kroger Co. (The)	217,600	5,709,824

		8,723,672

Food Products – 1.6%
Bunge Ltd.	21,000	1,536,360
Tyson Foods, Inc. – Class A	223,600	4,286,412

		5,822,772

Household Products – 1.6%
Procter & Gamble Co. (The)	80,500	5,621,315

Tobacco – 2.6%
Altria Group, Inc.	128,800	4,354,728
Lorillard, Inc.	31,700	3,840,772
Philip Morris International, Inc.	10,200	916,776

		9,112,276

		29,710,319

Industrials – 7.2%
Aerospace & Defense – 0.8%
General Dynamics Corp.	27,100	1,802,150
Northrop Grumman Corp.	14,800	987,160

		2,789,310

Air Freight & Logistics – 0.3%
FedEx Corp.	12,100	1,083,313

Airlines – 0.8%
Delta Air Lines, Inc.(a)	271,700	2,717,000

Industrial Conglomerates – 3.5%
General Electric Co.	588,900	12,443,457

Machinery – 1.8%
Cummins, Inc.	28,500	2,797,560
Flowserve Corp.	21,700	3,006,535

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Parker Hannifin Corp.	7,600	$624,340

		6,428,435

		25,461,515

Information Technology – 6.4%
Communications Equipment – 2.5%
Cisco Systems, Inc.	360,300	6,813,273
Harris Corp.	40,400	1,904,052

		8,717,325

Computers & Peripherals – 1.7%
Dell, Inc.	76,400	736,496
Hewlett-Packard Co.	409,700	5,322,003

		6,058,499

Semiconductors & Semiconductor Equipment – 2.1%
Applied Materials, Inc.	406,900	4,366,037
Micron Technology, Inc.(a)	511,900	3,061,162

		7,427,199

Software – 0.1%
CA, Inc.	21,400	474,224

		22,677,247

Utilities – 3.6%
Electric Utilities – 2.8%
American Electric Power Co., Inc.	36,200	1,543,930
Edison International	58,200	2,646,936
Great Plains Energy, Inc.	102,000	2,065,500
NV Energy, Inc.	200,500	3,675,165

		9,931,531

Gas Utilities – 0.6%
Atmos Energy Corp.	64,300	2,251,143

Multi-Utilities – 0.2%
DTE Energy Co.	8,700	527,046

		12,709,720

Telecommunication Services – 2.3%
Diversified Telecommunication Services – 2.3%
AT&T, Inc.	207,000	7,064,910
CenturyLink, Inc.	29,300	1,138,012

		8,202,922

Materials – 1.3%
Chemicals – 1.3%
CF Industries Holdings, Inc.	2,500	535,075
LyondellBasell Industries NV	84,600	4,207,158

		4,742,233

Total Common Stocks (cost $322,847,904)		349,291,719

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.15%(c) (cost $2,792,214)	2,792,214	$2,792,214

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $325,640,118)		352,083,933

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AllianceBernstein Exchange Reserves – Class I, 0.13%(c) (cost $4,851,975)	4,851,975	4,851,975

Total Investments – 100.4% (cost $330,492,093)		356,935,908
Other assets less liabilities – (0.4)%		(1,586,535)

Net Assets – 100.0%		$355,349,373

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2012

Assets
Investments in securities, at value
Unaffiliated issuers (cost $322,847,904)	$349,291,719	(a)
Affiliated issuers (cost $7,644,189—including investment of cash collateral for securities loaned of $4,851,975)	7,644,189
Receivable for investment securities sold	5,713,434
Dividends and interest receivable	1,414,208
Receivable for shares of beneficial interest sold	602,111
Other asset	56

Total assets	364,665,717

Liabilities
Payable for collateral received on securities loaned	4,851,975
Payable for shares of beneficial interest redeemed	2,652,691
Payable for investment securities purchased	1,412,811
Advisory fee payable	159,800
Distribution fee payable	28,696
Transfer Agent fee payable	23,244
Administrative fee payable	12,502
Accrued expenses	174,625

Total liabilities	9,316,344

Net Assets	$355,349,373

Composition of Net Assets
Paid-in capital	$562,475,802
Undistributed net investment income	5,972,527
Accumulated net realized loss on investment and foreign currency transactions	(239,542,771)
Net unrealized appreciation on investments	26,443,815

	$355,349,373

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$52,390,508	5,436,675	$9.64	*

B	$3,954,987	410,608	$9.63

C	$15,556,229	1,626,066	$9.57

Advisor	$273,266,762	28,280,377	$9.66

R	$2,211,073	232,372	$9.52

K	$6,234,797	656,477	$9.50

I	$1,735,017	180,830	$9.59

(a)	Includes securities on loan with a value of $4,793,539 (see Note E).

*	The maximum offering price per share for Class A shares was $10.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2012

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $71,913)	$10,061,319
Affiliated issuers	6,582
Securities lending income	34,975	$10,102,876

Expenses
Advisory fee (see Note B)	2,067,349
Distribution fee—Class A	167,196
Distribution fee—Class B	51,453
Distribution fee—Class C	165,536
Distribution fee—Class R	12,523
Distribution fee—Class K	13,828
Transfer agency—Class A	68,461
Transfer agency—Class B	11,366
Transfer agency—Class C	24,153
Transfer agency—Advisor Class	354,230
Transfer agency—Class R	6,014
Transfer agency—Class K	11,021
Transfer agency—Class I	366
Custodian	142,665
Registration fees	113,674
Administrative	57,630
Trustees’ fees	56,110
Legal	43,972
Audit	41,316
Printing	39,790
Miscellaneous	16,519

Total expenses	3,465,172
Less: expenses waived by the Distributor (see Note C)	(36,017)

Net expenses		3,429,155

Net investment income		6,673,721

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		26,141,260
Foreign currency transactions		11
Net change in unrealized appreciation/depreciation of investments		16,393,732

Net gain on investment and foreign currency transactions		42,535,003

Net Increase in Net Assets from Operations		$49,208,724

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2012	Year Ended November 30, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,673,721	$6,118,133
Net realized gain on investment and foreign currency transactions	26,141,271	33,773,050
Net change in unrealized appreciation/depreciation of investments	16,393,732	(25,704,284)

Net increase in net assets from operations	49,208,724	14,186,899
Dividends to Shareholders from
Net investment income
Class A	(844,424)	(758,719)
Class B	(75,338)	(90,162)
Class C	(101,682)	(38,282)
Advisor Class	(5,223,382)	(4,401,902)
Class R	(31,283)	(26,734)
Class K	(72,402)	(53,972)
Class I	(36,660)	(30,833)
Transactions in Shares of Beneficial Interest
Net decrease	(69,788,038)	(67,311,926)

Total decrease	(26,964,485)	(58,525,631)
Net Assets
Beginning of period	382,313,858	440,839,489

End of period (including undistributed net investment income of $5,972,527 and $5,746,093, respectively)	$355,349,373	$382,313,858

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Discovery Value Fund (formerly, AllianceBernstein Small/Mid Cap Value Fund) and the AllianceBernstein Value Fund. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$349,291,719		$	– 0	–	$	– 0	–	$349,291,719
Short-Term Investments	2,792,214			– 0	–		– 0	–	2,792,214
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,851,975			– 0	–		– 0	–	4,851,975

Total Investments in Securities	356,935,908			– 0	–		– 0	–	356,935,908
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$356,935,908		$	– 0	–	$	– 0	–	$356,935,908

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy and assumes the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceed established thresholds, 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2012, the reimbursement for such services amounted to $57,630.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $293,372 for the year ended November 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,658

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

from the sale of Class A shares and received $2,171, $2,170 and $117 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$ 7,050	$130,243	$134,501	$2,792	$4

Brokerage commissions paid on investment transactions for the year ended November 30, 2012 amounted to $379,785, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007 through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to .30% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2012, such waiver amounted to $36,017. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $489,405, $859,874,

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

$129,407 and $60,477 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$166,219,946		$234,038,211
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$331,660,382

Gross unrealized appreciation	$43,454,996
Gross unrealized depreciation	(18,179,470)

Net unrealized appreciation	$25,275,526

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Trust’s Board of Trustees. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2012, the Fund had securities on loan with a value of $4,793,539 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,851,975. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $34,975 and $2,832 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended November 30, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended November 30, 2012 is as follows:

Market Value November 30, 2011 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2012 (000)	Dividend Income (000)
$ – 0	–	$39,788	$34,936	$4,852	$3

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class A
Shares sold	359,416	619,675	$3,317,159	$5,611,258

Shares issued in reinvestment of dividends	89,766	75,320	772,884	680,135

Shares converted from Class B	161,590	299,603	1,498,727	2,767,759

Shares redeemed	(2,009,746)	(2,797,505)	(18,442,696)	(25,556,597)

Net decrease	(1,398,974)	(1,802,907)	$(12,853,926)	$(16,497,445)

Class B
Shares sold	20,083	34,342	$184,456	$309,032

Shares issued in reinvestment of dividends	8,003	9,133	68,906	82,385

Shares converted to Class A	(161,581)	(299,904)	(1,498,727)	(2,767,759)

Shares redeemed	(158,197)	(234,463)	(1,465,396)	(2,144,756)

Net decrease	(291,692)	(490,892)	$(2,710,761)	$(4,521,098)

Class C
Shares sold	70,999	88,455	$648,582	$802,942

Shares issued in reinvestment of dividends	10,492	3,729	90,336	33,601

Shares redeemed	(440,817)	(715,730)	(4,047,555)	(6,511,282)

Net decrease	(359,326)	(623,546)	$(3,308,637)	$(5,674,739)

Advisor Class
Shares sold	4,679,232	7,424,971	$43,063,101	$66,553,749

Shares issued in reinvestment of dividends	115,946	192,461	998,300	1,737,923

Shares redeemed	(10,224,004)	(11,728,623)	(94,529,566)	(107,520,596)

Net decrease	(5,428,826)	(4,111,191)	$(50,468,165)	$(39,228,924)

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2012	Year Ended November 30, 2011

Class R
Shares sold	53,258	64,548	$487,646	$576,277

Shares issued in reinvestment of dividends	3,400	2,989	29,000	26,720

Shares redeemed	(166,655)	(132,290)	(1,487,373)	(1,203,248)

Net decrease	(109,997)	(64,753)	$(970,727)	$(600,251)

Class K
Shares sold	247,694	294,563	$2,241,003	$2,539,906

Shares issued in reinvestment of dividends	8,528	6,057	72,401	53,971

Shares redeemed	(154,071)	(348,404)	(1,430,788)	(2,959,725)

Net increase (decrease)	102,151	(47,784)	$882,616	$(365,848)

Class I
Shares sold	1,825	2,690	$16,910	$24,277

Shares issued in reinvestment of dividends	397	496	3,391	4,443

Shares redeemed	(41,470)	(48,306)	(378,739)	(452,341)

Net decrease	(39,248)	(45,120)	$(358,438)	$(423,621)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2012 and November 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$6,385,171	$5,400,604

Total taxable distributions paid	$6,385,171	$5,400,604

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,972,527
Accumulated capital and other losses	(238,374,483	)(a)
Unrealized appreciation/(depreciation)	25,275,526	(b)

Total accumulated earnings/(deficit)	$(207,126,430)

(a)

As of November 30, 2012, the Fund had a net capital loss carryforward of $238,374,483. During the fiscal year, the Fund utilized $26,658,532 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

ALLIANCEBERNSTEIN VALUE FUND •	29

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2012, the Fund had a net capital loss carryforward of $238,374,483 which will expire as follows:

Short-term Amount	Long-term Amount	Expiration
$ 27,510,496	N/A	2016
210,863,987	N/A	2017

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.61	$ 8.54	$ 8.27	$ 7.08	$ 14.00

Income From Investment Operations
Net investment income(a)	.15	.11	.08	.13	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01	.05	.32	1.30	(5.95)

Net increase (decrease) in net asset value from operations	1.16	.16	.40	1.43	(5.71)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.09)	(.13)	(.24)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.13)	(.09)	(.13)	(.24)	(1.21)

Net asset value, end of period	$ 9.64	$ 8.61	$ 8.54	$ 8.27	$ 7.08

Total Return
Total investment return based on net asset value(b)	13.60%	1.81	%*	4.92	%*	21.01	%*	(44.60	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,390	$58,822	$73,768	$105,214	$112,991
Ratio to average net assets of:
Expenses	1.11%	1.09%	1.11	%(c)	1.12%	1.07%
Net investment income	1.58%	1.23%	.97	%(c)	1.87%	2.17%
Portfolio turnover rate	45%	64%	64%	58%	23%

See footnote summary on page 38.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.59	$ 8.52	$ 8.26	$ 7.08	$ 13.99

Income From Investment Operations
Net investment income(a)(d)	.14	.10	.07	.13	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01	.05	.31	1.29	(5.95)

Net increase (decrease) in net asset value from operations	1.15	.15	.38	1.42	(5.72)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.08)	(.12)	(.24)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.11)	(.08)	(.12)	(.24)	(1.19)

Net asset value, end of period	$ 9.63	$ 8.59	$ 8.52	$ 8.26	$ 7.08

Total Return
Total investment return based on net asset value(b)	13.53%	1.68	%*	4.68	%*	20.87	%*	(44.63	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,955	$6,034	$10,169	$19,749	$33,655
Ratio to average net assets of:
Expenses, net of waivers	1.21%	1.18%	1.20	%(c)	1.21%	1.12%
Expenses, before waivers	1.91%	1.88%	1.90	%(c)	1.91%	1.82%
Net investment income(d)	1.46%	1.10%	.88	%(c)	1.85%	2.13%
Portfolio turnover rate	45%	64%	64%	58%	23%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.53	$ 8.46	$ 8.20	$ 6.99	$ 13.81

Income From Investment Operations
Net investment income(a)	.08	.05	.02	.08	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01	.04	.31	1.28	(5.89)

Net increase (decrease) in net asset value from operations	1.09	.09	.33	1.36	(5.73)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.02)	(.07)	(.15)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.05)	(.02)	(.07)	(.15)	(1.09)

Net asset value, end of period	$ 9.57	$ 8.53	$ 8.46	$ 8.20	$ 6.99

Total Return
Total investment return based on net asset value(b)	12.87%	1.00	%*	4.07	%*	19.99	%*	(45.02	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,556	$16,939	$22,069	$28,010	$32,949
Ratio to average net assets of:
Expenses	1.83%	1.82%	1.84	%(c)	1.85%	1.79%
Net investment income	.86%	.50%	.25	%(c)	1.15%	1.47%
Portfolio turnover rate	45%	64%	64%	58%	23%

See footnote summary on page 38.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.63	$ 8.57	$ 8.30	$ 7.13	$ 14.11

Income From Investment Operations
Net investment income(a)	.17	.14	.11	.15	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02	.04	.32	1.31	(6.00)

Net increase (decrease) in net asset value from operations	1.19	.18	.43	1.46	(5.73)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.12)	(.16)	(.29)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.16)	(.12)	(.16)	(.29)	(1.25)

Net asset value, end of period	$ 9.66	$ 8.63	$ 8.57	$ 8.30	$ 7.13

Total Return
Total investment return based on net asset value(b)	13.98%	2.02	%*	5.22	%*	21.36	%*	(44.50	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$273,267	$291,020	$324,070	$349,323	$285,379
Ratio to average net assets of:
Expenses	.81%	.79%	.81	%(c)	.81%	.77%
Net investment income	1.88%	1.55%	1.27	%(c)	2.13%	2.52%
Portfolio turnover rate	45%	64%	64%	58%	23%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.49	$ 8.44	$ 8.18	$ 7.02	$ 13.91

Income From Investment Operations
Net investment income(a)	.11	.08	.05	.11	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02	.04	.32	1.28	(5.90)

Net increase (decrease) in net asset value from operations	1.13	.12	.37	1.39	(5.70)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.07)	(.11)	(.23)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.10)	(.07)	(.11)	(.23)	(1.19)

Net asset value, end of period	$ 9.52	$ 8.49	$ 8.44	$ 8.18	$ 7.02

Total Return
Total investment return based on net asset value(b)	13.38%	1.33	%*	4.58	%*	20.55	%*	(44.75	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,211	$2,908	$3,435	$3,169	$3,470
Ratio to average net assets of:
Expenses	1.42%	1.43%	1.44	%(c)	1.38%	1.33%
Net investment income	1.25%	.91%	.65	%(c)	1.63%	1.93%
Portfolio turnover rate	45%	64%	64%	58%	23%

See footnote summary on page 38.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.49	$ 8.43	$ 8.17	$ 7.03	$ 13.95

Income From Investment Operations
Net investment income(a)	.14	.11	.08	.13	.26	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.00	.04	.32	1.28	(5.93)

Net increase (decrease) in net asset value from operations	1.14	.15	.40	1.41	(5.67)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.09)	(.14)	(.27)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.13)	(.09)	(.14)	(.27)	(1.25)

Net asset value, end of period	$ 9.50	$ 8.49	$ 8.43	$ 8.17	$ 7.03

Total Return
Total investment return based on net asset value(b)	13.58%	1.73	%*	4.95	%*	20.96	%*	(44.59	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,235	$4,704	$5,073	$5,926	$5,039
Ratio to average net assets of:
Expenses, net of waivers	1.14%	1.12%	1.13	%(c)	1.08%	.88%
Expenses, before waivers	1.14%	1.12%	1.13	%(c)	1.08%	1.07%
Net investment income	1.57%	1.21%	.96	%(c)	1.85%	2.37	%(d)
Portfolio turnover rate	45%	64%	64%	58%	23%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.57	$ 8.50	$ 8.24	$ 7.09	$ 14.01

Income From Investment Operations
Net investment income(a)	.18	.15	.11	.16	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01	.04	.32	1.29	(5.95)

Net increase (decrease) in net asset value from operations	1.19	.19	.43	1.45	(5.67)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.12)	(.17)	(.30)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.94)

Total dividends and distributions	(.17)	(.12)	(.17)	(.30)	(1.25)

Net asset value, end of period	$ 9.59	$ 8.57	$ 8.50	$ 8.24	$ 7.09

Total Return
Total investment return based on net asset value(b)	14.09%	2.14	%*	5.23	%*	21.48	%*	(44.39	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,735	$1,887	$2,255	$22,902	$60,713
Ratio to average net assets of:
Expenses	.71%	.69%	.70	%(c)	.69%	.65%
Net investment income	1.98%	1.64%	1.37	%(c)	2.38%	2.59%
Portfolio turnover rate.	45%	64%	64%	58%	23%

See footnote summary on page 38.

ALLIANCEBERNSTEIN VALUE FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2011, November 30, 2010, November 30, 2009 and November 30, 2008 by 0.01%, 0.04%, 0.04% and 0.06%, respectively.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AllianceBernstein Trust and Shareholders of the AllianceBernstein Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Value Fund (one of the funds constituting AllianceBernstein Trust) (the “Fund”) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2013

ALLIANCEBERNSTEIN VALUE FUND •	39

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2012. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2012, the Fund designates $9,817,279 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

40	• ALLIANCEBERNSTEIN VALUE FUND

2012 Federal Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

Greg J. Powell(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	41

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 80 (2001)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

42	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 70 (2001)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2008, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

ALLIANCEBERNSTEIN VALUE FUND •	43

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2008 and Intel Corporation (semi-conductors) until 2008

Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

44	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable, logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

ALLIANCEBERNSTEIN VALUE FUND •	45

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 52	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Christopher W. Marx 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Greg J. Powell 54	Vice President	Senior Vice President of the Adviser, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN VALUE FUND •	47

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it

1	The information in the fee summary was completed on April 19, 2012 and discussed with the Board of Trustees on May 1-3, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

48	• ALLIANCEBERNSTEIN VALUE FUND

bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$404.3	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $50,937 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.79 1.09 1.18 1.82 1.43 1.12 0.69	% % % % % % %	November 30

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN VALUE FUND •	49

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

50	• ALLIANCEBERNSTEIN VALUE FUND

investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2012 net assets:6

Fund	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$404.3	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.321%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown is the Fund’s advisory fee and

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	51

what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2012 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1[8], [9]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.322%	0.550%

	Client #2[8]	0.30% of average daily net assets	0.300%	0.550%

	Client #3	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee	0.150%[10]	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s

8	The Fund is an affiliate of the Adviser.

9	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

10	The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

52	• ALLIANCEBERNSTEIN VALUE FUND

analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking12,13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.720	3/17

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.15

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.093	1.112	5/17	1.177	21/77

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

ALLIANCEBERNSTEIN VALUE FUND •	53

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,189, $525,292 and $7,346 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

54	• ALLIANCEBERNSTEIN VALUE FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $384,910 in fees from the Fund.17

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. Due to lower average balances and interest rates during the Fund’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN VALUE FUND •	55

noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

56	• ALLIANCEBERNSTEIN VALUE FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 29, 2012.24

	Fund	PG Median	PU Median	PG Rank	PU Rank
Value Fund
1 year	-1.78	0.55	0.75	13/17	67/89
3 year	21.88	22.91	22.93	13/17	62/85
5 year	-4.84	-0.61	-0.64	17/17	80/80
10 year	2.15	4.17	4.21	14/14	55/58

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

22	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

24	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2012.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN VALUE FUND •	57

	Periods Ending February 29, 2012 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Value Fund	-1.78	21.87	-4.84	2.15	2.49	17.26	0.10	10
Russell 1000 Value Index	2.18	25.01	-1.08	4.75	4.42	16.67	0.25	10
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

58	• ALLIANCEBERNSTEIN VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN VALUE FUND •	59

AllianceBernstein Family of Funds

NOTES

60	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1112

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Value Fund	2011	$30,500	$41	$17,444
	2012	$30,500	$326	$21,432
AB International Value Fund	2011	$30,500	$41	$18,330
	2012	$30,500	$326	$82,237
AB Discovery Value Fund	2011	$29,000	$41	$18,194
	2012	$29,000	$326	$20,688
AB Value Fund	2011	$29,000	$41	$13,429
	2012	$29,000	$326	$13,833

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Value Fund	2011	$687,194	$17,485
			$(41)
			$(17,444)
	2012	$675,523	$21,758
			$(326)
			$(21,432)
AB International Value Fund	2011	$688,080	$18,371
			$(41)
			$(18,330)
	2012	$736,328	$82,563
			$(326)
			$(82,237)
AB Discovery Value Fund	2011	$687,944	$18,235
			$(41)
			$(18,194)
	2012	$674,779	$21,014
			$(326)
			$(20,688)
AB Value Fund	2011	$683,179	$13,470
			$(41)
			$(13,429)
	2012	$667,924	$14,159
			$(326)
			$(13,833)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 22, 2013